UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness Atkinson Funds
Semi-Annual Report

June 30, 2011

TABLE OF CONTENTS

3	Letter to Shareholders

6	Expense Example

7	Alternative Energy Fund

13	Asia Focus Fund

19	Asia Pacific Dividend Fund

25	China & Hong Kong Fund

31	Global Energy Fund

39	Global Innovators Fund

45	Statements of Assets and Liabilities

47	Statements of Operations

49	Statements of Changes in Net Assets

51	Financial Highlights

57	Notes to Financial Statements

67	Additional Information

69	Privacy Notice

71	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

The first six months of 2011 for the Guinness Atkinson Funds can best be described as mixed; four of the Funds produced positive total returns, two produced negative total returns. The Global Energy Fund led the way on the plus side with a total return of 8.81%. The laggard over the period was the China & Hong Kong Fund, which produced a negative total return of -4.33%. Despite the mixed returns over the first half of 2011, all six of the Guinness Atkinson Funds produced positive total returns over the previous 12 months. In fact, the one-year returns on the entire family of Funds are remarkable, with the returns ranging from a low of 9.61% (Alternative Energy Fund) to 46.74% (Global Energy Fund). More total return data can be found in the table below.

We refer to six Guinness Atkinson Funds in the paragraph above as there were only six Funds that had a track record for the periods cited. In fact, the Fund family now has a new member, the Guinness Atkinson Renminbi Yuan & Bond Fund, which launched June 30, 2011. This latest addition allows investors the opportunity to invest in China's growth via Renminbi-denominated fixed-income securities in addition to the equity opportunity provided by the China & Hong Kong Fund.

As we pen this letter, the global markets are experiencing a great deal of volatility in response to the averted US default/debt ceiling crisis and the downgrading of the US credit rating. As of August 10, 2011, each of the Guinness Atkinson Funds with a track record of more than a few weeks is negative year-to-date and the immediate future looks, well, a bit scary. One of the ongoing themes of these letters is the emphasis on the long-term. We won't belabor that point now, other than to say the Guinness Atkinson Fund range is built around what we believe to be long term mega themes and, by their nature, these themes will take time to unfold.

Fund Performance

The table below provides total return data for each of the Funds over the one, three, five, ten and from inception periods, as applicable through June 30, 2011.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-2.90%	9.61%	-25.96%	-12.83%	N/A	-14.12%	1.76%
Asia Focus (April 29, 1996)	1.47%	37.05%	4.24%	11.64%	15.31%	4.59%	1.67%
Asia Pacific Dividend Fund (March 31, 2006)	0.90%	32.47%	1.14%	8.39%	N/A	6.42%	2.92 2.01% net*	% gross;
China & Hong Kong (June 30, 1994)	-4.33%	21.59%	6.92%	14.80%	12.80%	9.38%	1.48%
Global Energy Fund (June 30, 2004)	8.81%	46.74%	-3.33%	7.22%	N/A	18.15%	1.25%
Global Innovators Fund (December 15, 1998)	2.84%	34.11%	4.61%	5.40%	3.09%	4.66%	1.55 1.47% net*	% gross;

Periods of greater than one year are average annualized returns; one year returns are actual returns. All returns are for the periods ending June 30, 2011.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com. Each Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

*All of the Guinness Atkinson Funds have an expense cap in place and the advisor was contractually obligated to cap the total expenses at least through June 30, 2012.

Expense ratios are from the most recent prospectus (dated May 1, 2011) and are derived from the most recent audited financial statements (period ending December 31, 2010) at the time that prospectus was completed.

As with our previous report, our portfolio managers provide commentary for each of the Guinness Atkinson Funds adjacent to the Fund's financial report, and Morningstar ratings data can be found immediately after this letter.

We appreciate the confidence you have placed in us and we look forward to continuing to serve you.

Sincerely,

Timothy Guinness	James Atkinson

Morningstar Ratings

Below is a table listing the Morningstar star ratings as of June 30, 2011 for the six Guinness Atkinson Funds that have at least a three-year history. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall	3-year	5-year	10-year
Alternative Energy	Equity Energy	1*	1*	1*	N/A
Fund		(67 funds)	(67 funds)	(61 funds)
Asia Focus	Pacific/Asia	2**	2**	2**	2**
Fund	Ex-Japan Stk	(55 funds)	(55 funds)	(40 funds)	(33 funds)
Asia Pacific Dividend	Pacific/Asia	2**	2**	2**	N/A
Fund	Ex-Japan Stk	(55 funds)	(55 funds)	(40 funds)
China & Hong Kong	China Region	3***	3***	3***	2**
Fund		(74 funds)	(74 funds)	(58 funds)	(28 funds)
Global Energy	Equity Energy	3***	4****	3***	N/A
Fund		(67 funds)	(67 funds)	(61 funds)
Global Innovators	Large Growth	3***	3***	3***	2**
Fund		(1,476 funds)	(1,476 funds)	(1,276 funds)	(803 funds)

©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/11)	Ending Account Value (06/30/11)	Expenses Paid During Period* (01/01/11 to 06/30/11)	Expense Ratios During Period* (01/01/11 to 06/30/11)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$971.00	$8.80	1.80%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.87	$9.00	1.80%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,014.70	$7.89	1.58%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,009.00	$9.86	1.99%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.99%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$956.70	$7.42	1.53%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.65	1.53%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,088.10	$6.01	1.16%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,028.40	$7.44	1.48%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40	1.48%

*Expenses are equal to the Fund's annualized expense ratio including interest expense as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND for the period ended June 30, 2011

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	Since Inception March 31, 2006
Fund	-2.90%	9.61%	-25.96%	-12.83%	-14.12%
Benchmark Indexes:
Wilderhill New Energy Global Innovation (NEX)	-2.82%	14.25%	-18.94%	-3.58%	-4.19%
Wilderhill Clean Energy (ECO)	-13.19%	9.60%	-22.99%	-14.17%	-15.45%

The Fund's gross expense ratio is 1.76% per the Summary Prospectus dated May 1, 2011. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2012. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would have been lower.

The Guinness Atkinson Alternative Energy Fund was down 2.90% for the first half of 2011. This compared to the Wilderhill New Energy Global Innovation Index down 2.82% and the Wilderhill Clean Energy Index down 13.19%. The first half was characterised by a very strong first quarter, in which the Fund was up 18.38%, followed by a weak second quarter which erased the gains of the first quarter.

The tsunami in Japan and the ensuing Fukushima disaster helped boost first quarter stock prices, but this effect was shortlived as investors recognised that any impact will be long term in nature and unlikely to impact stocks in the near term.

The solar sector started the year well on high utilisation rates, but a late determination of new feed in tariff rates in Italy which stalled projects in Italy and a German market which started the year slowly have led to a fall in module prices over the second quarter that is hurting stocks in the solar sector.

The wind sector contributed positively to performance in the first half, with lacklustre turbine markets offset by good stock performance in the developers and utilities, who benefit from lower turbine prices.

Our main geothermal holding Ormat Technologies, underperformed, with a lack of positive newsflow and earnings hit by a non-performing geothermal development, which we believe should be resolved over the coming quarters.

This was offset by our hydro, efficiency and biomass holdings which contributed positively to performance.

2.  Activity

The fund sold its positions in First Solar, Canadian Solar, Solarworld and LSB Industries. The three solar sales were a reduction in the fund's solar exposure as a response to sharp moves up in the first quarter. LSB Industries had reached a price where the valuation was too expensive.

ALTERNATIVE ENERGY FUND

The fund acquired positions in an Austrian hydroelectric utility – Verbund, two Chinese wind developers – China Suntien and China Longyuan, an inverter manufacturer – PowerOne and a wind turbine manufacturer – Nordex. Verbund benefits directly from rises in European electricity prices which we expect to be a consequence of the German government's decision to shut a number of their older nuclear plants in the wake of the Fukushima nuclear disaster. The two Chinese wind developers we have bought had performed poorly and reached an attractive valuation level – there is a good growth story in installations and margins are supported by falling wind turbine prices in China. PowerOne has a good position as a leading manufacturer of inverters in the key Italian and US markets. Nordex is a German wind turbine manufacturer whose valuation we expect to recover on improving wind turbine market volumes.

The fund's holding in Iberdrola Renovables was acquired by its majority shareholder, the Spanish utility Iberdrola.

3.  Outlook

Our outlook for the solar sector is distinctly positive for the second half of 2011. German demand has picked up significantly and there are indications that Italian demand has also recovered. US demand is stronger than expectations and we have had the surprise introduction of a feed in tariff in China with no cap on volumes. Although module pricing to achieve project returns is low, we expect that China will provide a large market that will be of particular benefit to the Chinese manufacturers.

Module selling prices have fallen dramatically in the second quarter, but we note that modules are now at levels that we had been expecting to see earlier in the year, as these are the prices needed to stimulate demand. A combination of continuously falling costs of production and reductions in the price of polysilicon will create a market in which the lowest cost manufacturers can generate good positive margins in the second half of 2011, notwithstanding the difficult second quarter.

We expect the market to evolve in 2012 so that there is more balance of demand between countries – Germany will probably be less than 25% of the market having been as much as 50% in 2009. This should provide more stability in order volumes and pricing.

We are getting to a point for the solar industry where in a number of locations including Germany, Italy and California the unsubsidised cost of generating solar electricity is at or below retail electricity prices. We think this will allow the solar industry to move beyond subsidies over the next five years, with high growth in demand as solar module prices no longer have to fall to match tariff reductions but are sold as a direct economic competitor of conventional electricity generation technologies.

For the wind turbine manufacturers, there are signs that order volumes have picked up – even GE who have historically been cautious in their public statements have indicated that order volumes have improved. Falls in turbine prices over 2010 and 2011 have hurt margins for manufacturers but leaner cost bases now in place should provide support for margin expansion as volumes improve.

It is worth noting that turbine efficiencies and prices are now much better than they were even three years ago, which creates better returns for developers. Developers with access to capital are likely to benefit over the next few years from higher returns. At the moment the main headwind to developers is low electricity prices. This is particularly acute in the US where a combination of low natural gas prices and a fall in demand from 2008 has meant that developers have put many projects on hold until the economics are more favourable. Lower turbine prices are leading to projects being restarted and we believe that natural gas prices are unsustainably low. Both of these factors give us confidence that the wind turbine market is set to return to growth globally in 2011 and 2012.

On a more general note, financing for projects is more available than it has been for several years, enabling good projects to get done. Government support for renewables remains strong and we see potential for the public policy support for renewables to improve as we have seen in China.

We are excited about the long term prospects of the alternative energy sector. Valuations appear to be at very low levels, which helps give us confidence that as the outlook for the sector becomes clearer, the Fund should benefit not only from earnings improvements at investee companies but also from a return to a higher rating for the sector as a whole reflecting the growth potential and increased maturity of the companies within the sector.

Edward Guinness

Matthew Page  August 2011

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar-weighted index of publicly traded companies that are active in renewable and low-carbon energy, and that stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar-weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2011
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	34
Portfolio Turnover:	22.4%
% of Stocks in Top 10:	39.5%
Fund Managers:
Edward Guinness
Matthew Page

Top 10 Holdings (% of net assets)		Sector Breakdown (% of net assets)
Verbund AG	4.2%	Solar	39.6%
Theolia SA	4.2%	Wind	37.5%
Iberdrola Renovables SA	4.1%	Efficiency	9.1%
Cia Energetica de Minas Gerais ADR	4.1%	Hydro	8.3%
Acciona SA	4.0%	Geothermal	3.5%
SMA Solar Technology AG	4.0%	Biomass Energy	2.1%
China Longyuan Power Group Corp - H Shares	3.8%
Itron Inc	3.7%
Power-One Inc	3.7%
EDP Renovaveis SA	3.7%

SCHEDULE OF INVESTMENTS
at June 30, 2011 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 100.1%	Value
Biomass: 2.1%
90,387	Boralex, Inc.*	$743,189
Efficiency: 9.1%
146,000	Applied Intellectual Capital Ltd.*†^	—
760,987	Carmanah Technologies Corp.*†	410,299
27,000	Itron, Inc.*	1,300,320
4,445,888	Thermal Energy International, Inc.*†	230,488
53,700	WaterFurnace Renewable Energy, Inc.	1,236,083
		3,177,190
Geothermal: 3.5%
56,119	Ormat Technologies, Inc.	1,235,179
Hydro: 8.3%
69,453	Cia Energetica de Minas Gerais ADR	1,433,510
33,800	Verbund AG	1,473,506
		2,907,016
Solar: 39.6%
200,500	JA Solar Holdings Co., Ltd.*	1,112,775
122,200	LDK Solar Co., Ltd. - ADR*	896,948
103,480	MEMC Electronic Materials, Inc.*	882,685
43,000	Phoenix Solar AG	1,075,655
160,000	Power-One Inc.*	1,296,000
1,370,001	PV Crystalox Solar PLC	566,189
148,900	Renesola Ltd. - ADR*	777,258
490,324	Renewable Energy Corp. ASA*	842,934
12,500	SMA Solar Technology AG	1,392,514
74,900	STR Holdings, Inc.*	1,117,508
31,405	SunPower Corp. - Class B*	522,265
156,391	Suntech Power Holdings Co., Ltd. - ADR*	1,230,797
50,400	Trina Solar Ltd. - ADR*	1,129,968
115,200	Yingli Green Energy Holding Co., Ltd. - ADR*	1,060,992
		13,904,488

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.1% (Continued)	Value
Wind: 37.5%
13,200	Acciona SA	$1,401,009
1,370,000	China Longyuan Power Group Corp - H Shares*	1,325,687
4,860,000	China Suntien Green Energy Corp Ltd - H Shares*	1,277,060
195,900	EDP Renovaveis SA*	1,292,307
152,219	Gamesa Corp Tecnologica SA	1,233,150
221,100	Greentech Energy Systems*	788,497
1,733,500	Hansen Transmissions International NV*	1,001,589
327,500	Iberdrola Renovables SA	1,446,627
132,100	Nordex SE*	1,189,624
775,616	Theolia SA*	1,465,705
31,315	Vestas Wind Systems A/S*	727,562
		13,148,817
	Total Common Stocks (cost $48,735,833)	35,115,879
	Total Investments in Securities (cost $48,735,833): 100.1%	35,115,879
	Liabilities in Excess of Other Assets: (0.1%)	(48,435)
	Net Assets: 100%	$35,067,444

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 1.8% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2011

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	1.47%	37.05%	4.24%	11.64%	15.31%
Benchmark Indexes:
MSCI AC Far East Free Ex Japan	2.30%	28.06%	7.93%	11.52%	10.77%
S&P 500	6.01%	30.68%	3.34%	2.94%	2.72%

The Fund's gross expense ratio is 1.67% per the Summary Prospectus dated May 1, 2011. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2012. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

For the six months ending June 30, 2011, the Fund returned 1.47%, 0.83% behind the return for the MSCI Far East ex Japan benchmark. Over the last twelve months, the Fund remains well ahead of its benchmark, returning 37.05%, which was 8.99% ahead of its benchmark.

The first half of 2011 was dominated by the interplay between inflation and growth in Asia, with macro concerns over the continuing slow growth in the developed world dominating markets in the final months of the period.

Partly as a result of Asia's firm recovery in economic growth since the 2008 financial crisis, its demand for commodities and manufactured goods has remained relatively stable, which has helped to keep global commodities prices up despite slower growth elsewhere in the world. In addition, due to its relatively lower indebtedness and better prospects, capital has been attracted to the region, which has put upward pressure on domestic prices and Asian assets, such as property. This situation has been exacerbated by the central banks of nations for whom exports are important, as they have been actively trying to stop their currencies from appreciating. Whilst raising interest rates would be the obvious answer to this conundrum, most nations have not taken this path, for fear of attracting more capital, which would put further pressure on their currencies to appreciate.

China has already been dealing with these issues, and it has been carrying out sterilization of foreign capital inflows for a number of years. It was also the first Asian nation to really experience rapid price increases in its property market since 2008, and the authorities have been tightening monetary policy for around 18 months to try to bring this situation under control. Property price rises have now become a political issue in China, and the authorities are using almost every tool at their disposal to deal with the issue. The impact of these policies is now being felt in the form of slower economic growth. This has raised concerns for Asian equities, both for Chinese equities directly, and for Asian equities more generally, due to the increasingly close integration of China with the rest of Asia. However, it has been clear for some quarters that China has possibly been growing too quickly, and that the authorities were keen to focus on the quality and sustainability of growth rather than its speed.

Despite the issue of inflation in Asia, there are encouraging signs in a range of nations of the development of a middle-class consumer culture that can help to reduce dependence on the export economy. This is partly out of necessity, due to ongoing below trend growth in the developed world, but is also a reflection of the results of improving levels of disposable income in Asia, and

ASIA FOCUS FUND

the demand for better and more sophisticated goods. We have seen this trend continue in the demand for electronics such as mobile phone handsets and flat-panel televisions, in the demand for automobiles and motorcycles, and in the demand for property. In our view, this is not a short-term trend, and the last six months have illustrated how this pattern has continued even though consumers have been under pressure from higher inflation.

2.  Portfolio Position

The overall positioning of the portfolio has not changed over the last six months, although there have been some changes in individual stock positions. Four positions have been sold, and two new positions added, and these changes have taken place in response to individual stock situations, rather than in response to macro conditions or due to benchmark considerations. Stocks are removed from the portfolio if they no longer meet our investment criteria, and if the factors that first interested us in the stock are no longer present.

The positioning is driven by our fundamental analysis of the stocks that meet our investment criteria, regardless of which sector or country they belong to. By looking for stocks that have fundamental value allied to both earnings upgrade momentum and price momentum, and being disciplined about our financial analysis of them, we can hold our ideas and avoid the temptation to trade too often. For this reason, the portfolio has had relatively low turnover in the last two quarters, and we anticipate that this will continue in the future.

The portfolio is well overweight compared to its benchmark in China and Hong Kong, and also has an overweight position in Thai equities. The major relative underweight positions are in South Korea and Taiwan, which are leading exporters to the developed world, and have suffered falls in exports as a result of slow developed-world economic growth.

By sector, the portfolio is over-represented in Energy, Materials and Industrials stocks, as we see that these are beneficiaries of the consumption-led development taking place in Asia today. The reason to hold these stocks, rather than directly in consumer staples or consumer discretionary names, is mainly because these offer better value than the consumer names that are already well known to international investors. The biggest underweight positions against the benchmark are in Financials and Real Estate. Given the pressure of monetary tightening in China, and the possibility of further monetary tightening in the rest of Asia, these two sectors may remain under pressure for the rest of the year.

3.  Outlook

From a macro point of view, we can see that economic growth rates in the developed world have not yet recovered substantially, and that there remain issues with sovereign indebtedness in the Eurozone economies. This puts worldwide economic growth under pressure, and is certainly not a positive for Asian exporters. It is still the case that the lack of sustained developed world growth creates a headwind for Asia.

However, we have certainly seen signs this year that Asian domestic growth can continue, based on the long-run trends of economic development and the increasing integration of Asian economies. China is certainly at the hub of intra-Asian trade, and this network is creating economic growth and creating shareholder value in the region. We are also increasingly positive about South-East Asia, given their plans for greater trade integration from 2015 onwards under the auspices of ASEAN (the Association of South East Asian Nations). This agreement could be a catalyst for greater manufacturing and consumption of more goods in these nations, with for example, the potential for growth in the Auto and Auto Components sector in Indonesia. There are also some reasons to be positive on politics in South East Asia, with peaceful elections and transitions of government in the last 18 months in the Philippines, Indonesia, and most recently, Thailand. Malaysia also looks to have better economic direction at present that it has had for a number of years, with a clear commitment to follow-through on a number of long-awaited development projects. In addition, Singapore now looks to be making a success of its new integrated resort developments, which launched late last year to much fanfare but few paying customers.

For the remainder of 2011, the interplay between inflation and monetary policy is likely to be crucial for equity performance in Asia. The Asian equity markets have been relatively subdued for the first half of the year. We anticipate that this might continue, at least until the point where it is clear that Chinese inflation has decisively turned the corner, and there is the prospect of some loosening in monetary policy. At this stage, the priority of the Chinese authorities is likely to shift back towards growth, and perhaps there will be some acceleration of the key projects from the current five year plan, most notably the program of affordable house building.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2011
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	42
Portfolio Turnover:	2.4%
% of Stocks in Top 10:	38.8%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
Hyundai Mobis	6.5%	Straits Asia Resources Ltd.	3.4%
HTC Corp	5.2%	PetroChina Co Ltd. - H Shares	3.4%
Yanzhou Coal Mining Co Ltd. - H Shares	3.7%	Taiwan Semiconductor Manufacturing Co., Ltd.	3.3%
Weichai Power Co Ltd. - H Shares	3.6%	Samsung Electronics Co., Ltd.	3.2%
Jiangxi Copper Co Ltd. - H Shares	3.5%	Samsung Engineering Co., Ltd.	3.0%
Sector Breakdown (% of net assets)
Coal	11.0%	Diversified Minerals	2.3%
Auto/Truck Parts & Equipment	10.2%	Computers	2.3%
Oil - Exploration & Production	7.5%	Auto - Cars/Light Trucks	2.2%
Oil - Integrated	5.6%	Building & Construction Products	2.1%
Semiconductor Components - Integrated Circuits	5.3%	Computers - Peripheral Equipment	2.1%
Wireless Equipment	5.2%	Transportation - Marine	2.1%
Steel - Producers	3.9%	Chemicals - Other	2.1%
Metal - Copper	3.5%	Commercial Banks	2.0%
Energy - Alternate Sources	3.3%	Exchange Traded Funds (ETFs)	1.9%
Electronic Components - Semiconductor	3.2%	Web Portals/ISP	1.9%
Electric - Generation	3.1%	Non-Ferrous Metals	1.7%
Engineering/R&D Services	3.0%	Cellular Telecommunications	1.6%
Power Conversion/Supply Equipment	2.8%	Public Thoroughfares	1.5%
Telecommunication Services	2.5%	Machinery - General Industries	0.5%

SCHEDULE OF INVESTMENTS
at June 30, 2011 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 96.4%	Value
China: 32.4%
816,000	Angang Steel Co., Ltd. - H Shares	$897,643
279,000	China Shenhua Energy Co., Ltd. - H Shares	1,339,641
774,000	China Shipping Development Co., Ltd. - H Shares	712,707
1,209,900	db x-trackers - CSI300 INDEX ETF - 2D*	1,245,748
490,000	Dongfang Electric Corp. Ltd. - H Shares	1,824,356
1,174,636	Guangzhou Automobile Group Co., Ltd. - H Shares	1,438,459
168,300	JA Solar Holdings Co., Ltd. - ADR*	934,065
670,000	Jiangxi Copper Co., Ltd. - H Shares	2,247,197
1,490,000	PetroChina Co., Ltd. - H Shares	2,178,984
1,714,000	Shenzhen Expressway Co., Ltd. - H Shares	975,808
16,650	Sohu.com Inc.*	1,203,296
54,000	Trina Solar Ltd. - ADR*	1,210,680
396,000	Weichai Power Co., Ltd. - H Shares	2,330,564
616,800	Yanzhou Coal Mining Co., Ltd. - H Shares	2,366,208
		20,905,356
Hong Kong: 14.7%
618,000	Chen Hsong Holdings†	317,499
1,671,000	China Liansu Group Holdings Ltd.*	1,371,300
110,500	China Mobile Ltd.	1,028,203
715,000	CNOOC Ltd.	1,679,741
129,266	HSBC Holdings PLC	1,285,576
286,000	Kingboard Chemical Holdings Ltd.	1,331,475
1,048,000	Kunlun Energy Co., Ltd.	1,807,836
1,099,000	Pacific Basin Shipping Ltd.	629,104
		9,450,734
Indonesia: 5.8%
9,057,000	Borneo Lumbung Energi & Metal Tbk PT*	1,482,548
225,000	Indo Tambangraya Megah PT	1,177,316
2,111,000	International Nickel Indonesia Tbk PT	1,109,678
		3,769,542
Malaysia: 2.9%
166,700	DiGi.Com Bhd	1,603,235
180,100	MSM Malaysia Holdings Bhd*	282,124
		1,885,359
Singapore: 3.4%
901,000	Straits Asia Resources Ltd.	2,207,762
South Korea: 14.8%
11,255	Hyundai Mobis	4,216,738
3,055	POSCO	1,327,701
2,635	Samsung Electronics Co., Ltd.	2,048,025
8,000	Samsung Engineering Co., Ltd.	1,919,396
		9,511,860

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.4% (Continued)	Value
Taiwan: 14.9%
98,487	HTC Corp.	$3,364,360
1,034,144	Lite-On Technology Corp.	1,368,354
407,000	Novatek Microelectronics Corp. Ltd.	1,315,661
2	Shin Zu Shing Co., Ltd.	4
830,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,100,793
822,257	Wistron Corp.	1,465,835
		9,615,007
Thailand: 7.5%
234,500	Electricity Generating PCL/Foreign	710,536
814,000	Glow Energy PCL/Foreign	1,328,208
239,000	PTT Exploration & Production PCL/Foreign	1,333,984
130,700	PTT PCL/Foreign	1,429,537
		4,802,265
	Total Common Stocks (cost $42,487,292)	62,147,885
	Total Investments in Securities (cost $42,487,292): 96.4%	62,147,885
	Other Assets less Liabilities: 3.6%	2,290,535
	Net Assets: 100%	$64,438,420

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.5% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended June 30, 2011

1.  Performance

ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	Since Inception March 31, 2006
Fund	0.90%	32.47%	1.14%	8.39%	6.42%
Benchmark Indexes:
MSCI Pacific Ex Japan	2.93%	32.11%	7.25%	11.55%	11.16%
S&P 500	6.01%	30.68%	3.34%	2.94%	2.52%

The Fund's gross expense ratio is 2.92% per the Summary Prospectus dated May 1, 2011. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2012. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

For the first half of 2011 the Fund underperformed the MSCI Pacific Ex Japan Index by 2.03%, but nevertheless finished in positive territory, up 0.90%. Over the last year, the Fund remains ahead of the MSCI Pacific Ex Japan Index, up 32.47%, compared to a benchmark return of 32.11%. There was a disparity in performance between the first and second quarters of 2011, with the Fund down 0.45% compared to a MSCI Pacific Ex Japan Index return of 2.11% in the first quarter, but up 0.60%, compared to a benchmark return of -0.72% in the second quarter. This, in part, reflects the slightly more defensive nature of the stocks which this Fund seeks to invest in, as the more mixed market conditions of the second quarter attracted Asian equity investors to firms paying dividends.

Equity market conditions in Asia this year have been dominated by the interplay between inflation and growth, with decent economic growth in most Asian countries over the past 18 months leading to a pick-up in inflation and inflationary expectations. This has been reflected in an acceleration in the consumer and retail price indices in a number of Asian countries, in accelerating wage growth, and in strength in the property market, particularly in Hong Kong. The sanguine economic conditions in Asia have also been attractive to capital from outside of the region, and capital inflows have had the effect of further inflating monetary conditions. This has contributed to an unwillingness by some Asian central banks to raise interest rates, for fear of attracting further foreign capital. One way out of this bind, is to allow their currency to appreciate relative to US dollars, and this should make the income in that country more attractive to US dollar-based investors.

There is pressure on Asian policymakers to act to deal with inflation, and broadly speaking, China has been ahead of the curve in monetary tightening, but most of the rest of Asia has been more cautious about raising interest rates. China has had a particular issue with price rises in its property market to deal with, and this has become a political issue in China, meaning that the authorities must be seen to deal with the issue. This has so far taken the form of direct intervention into banks' ability to extend credit by increasing the reserves they must hold with the central bank, and increasing the cost of credit through interest rate rises. There has been some impact on Chinese economic growth this year as a result, but we see economic growth moderating back to the medium-term trend rate, rather than a 'hard landing' as envisaged by some commentators.

ASIA PACIFIC DIVIDEND FUND

The export economy in Asia remains weak by historic standards, and although there were some signs of recovery in the first quarter, with for example, a better outlook for sales of mobile phone handsets, and some shipping lines beginning to buy containers again, and look for financing for new ships, this was not sustained into the second quarter. This was partly due to investor concerns about macro risk from sovereign indebtedness in the Eurozone and ongoing slow economic growth in the US, but it was also certainly reflected in mixed end-demand which was visible looking from the bottom-up at company earnings.

We have been pleased to see Asian firms continuing to pay good dividends this year, and see that the better managed firms continue to prioritise dividends as a way to reward shareholders. Most Asian firms which pay dividends pay on the basis of a percentage of net income. Although we have seen few cases where the percentage has been increased, the absolute payouts are rising, given that 2010 was a reasonable year for Asian corporate earnings growth. Inflationary conditions have been kind to commodity producers, and many of these firms have paid good dividends when they have good years, which should boost dividends overall in Asia this year.

2.  Portfolio Position

There has been little change in portfolio positioning in the first half of 2011, with our focus remaining on holding stocks that pay good dividends relative to their peers, and that can benefit from the ongoing process of economic development in Asia. The portfolio is mostly comprised of stocks that benefit from domestic-led growth, although we do have some exposure to the export economies of Asia.

Three stocks were removed from the portfolio over the period, whilst three stocks were added. The stocks that left the portfolio were sold due for reasons relating directly to those firms, mainly due to disappointing performance in their core businesses. Two of these firms continued to pay attractive dividends, but given that they had failed to meet our financial expectations of them, we felt that they were becoming value traps, which looked superficially cheap, but would continue to disappoint.

Of the new stocks that were added, two were large cap Chinese firms, and one was a mid-cap stock in Malaysia. Of the Chinese stocks, one is a mobile phone network, and the other is a financial institution. These are both growing businesses that we felt had been unrewarded by the market for their outlook, and that have a track-record of paying good dividends.

3.  Outlook

Inflation remains an important issue for Asian policymakers and Asian equity investors for the remainder of 2011. There are still signs of elevated inflation in China, although much of this has been driven by an acceleration in the rise of meat prices, particularly pork, which may not be sustained. Other Asian nations are certainly behind China in dealing with the threat of inflation, and there may be further to run in raising interest rates in the second half of the year. However, the impact on economic growth is certainly being felt already, particularly in China. Although this has achieved one aim of monetary tightening, the battle against inflation cannot be said to be won until there are distinct falls in the consumer and retail price indices.

As China's economic growth slows, this has a knock-on effect for the rest of the region, which has become increasingly integrated with the Chinese economy. Some nations might face the prospect of being forced to raise interest rates into a slower growth environment, which might be quite negative for their economic growth prospects for the rest of the year. This scenario may have discouraged some investors from contributing additional capital to Asia in the second quarter of this year, but in our view this may well be already reflected in stock prices. Asian corporate earnings in the first half of the year have been close to consensus, with many firms meeting, but few exceeding, market expectations. There have been some disappointments in the export-related sectors, particularly information technology and shipping, and we expect that these sectors may remain under pressure in the third quarter.

We remain happy with our focus on domestic-related stocks, and our view is that underlying growth in Asia will be strong enough to avoid a sharp pull-back in corporate earnings even if interest rates are forced to rise in the second half. There is potential for a positive surprise in China if inflation moderates over the summer, and the authorities focus shifts back to ensuring ongoing economic growth. Although the issue of excess leverage in local government financing vehicles remains a threat to the Chinese banks, the sector is very well capitalised by international standards, and the government remains able to step in and deal with any issue of non-performing loans in the property sector.

It seems that the dangers of slower economic growth are reasonably well reflected in stock valuations in Asia in our view, and that some stocks that might not typically have enough value for a fund with a dividend strategy are now available to us. We are carefully assessing a number of new stocks for the portfolio, but our overall strategy of preferring domestic-led stocks to exporters remains in place.

Edmund Harriss	James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI Pacific ex-Japan Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2011
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	5.3%
% of Stocks in Top 10:	42.4%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
HTC Corp	5.1%	DiGi.Com Bhd	3.9%
St Shine Optical Co Ltd	5.1%	Taiwan Semiconductor Manufacturing Co Ltd	3.8%
Yanzhou Coal Mining Co Ltd - H Shares	4.9%	PetroChina Co Ltd ADR	3.6%
Incitec Pivot Ltd	4.4%	VTech Holdings Ltd	3.6%
PTT PCL/Foreign	4.4%	KT&G Corp	3.6%
Sector Breakdown (% of net assets)
Commercial Banks	11.8%	Computers - Peripheral Equipment	3.4%
Oil - Integrated	8.0%	Petrochemicals	3.1%
Coal	7.4%	Computers	3.0%
Telecommunication Services	6.3%	Auto/Truck Parts & Equipment	2.9%
Semiconductor Components - Integrated Circuits	6.2%	Transportation - Marine	2.9%
Steel - Producers	5.7%	Textile - Products	2.6%
Wireless Equipment	5.1%	Cellular Telecommunications	2.5%
Optical Supplies	5.1%	Chemicals - Plastics	2.3%
Agricultural Chemicals	4.4%	Water	2.2%
Telecommunication Equipment	3.6%	Electric - Generation	2.1%
Tobacco	3.6%	Electronic Component - Miscellaneous	1.9%
Electric - Integrated	3.5%

SCHEDULE OF INVESTMENTS
at June 30, 2011 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 99.6%	Value
Australia: 4.4%
66,456	Incitec Pivot Ltd.	$276,941
China: 16.9%
107,801	Angang Steel Co., Ltd. - H Shares	118,587
90,000	China Shipping Development Co., Ltd. - H Shares	82,873
218,000	Industrial & Commercial Bank of China - H Shares	166,921
241,000	Pacific Textile Holdings Ltd.	161,044
1,560	PetroChina Co., Ltd. - ADR	227,807
80,000	Yanzhou Coal Mining Co., Ltd. - H Shares	306,901
		1,064,133
Hong Kong: 17.1%
62,500	BOC Hong Kong Holdings Ltd.	181,882
17,000	China Mobile Ltd.	158,185
25,000	CLP Holdings Ltd.	221,771
3,924	HSBC Holdings PLC - ADR	194,709
172,300	Pacific Basin Shipping Ltd.	98,630
19,000	VTech Holdings Ltd.	225,166
		1,080,343
Indonesia: 5.0%
30,500	Indo Tambangraya Megah PT	159,592
179,500	Telekomunikasi Indonesia Tbk PT	154,160
		313,752
Malaysia: 4.3%
25,600	DiGi.Com Bhd	246,208
17,900	MSM Malaysia Holdings Bhd*	28,040
		274,248
Singapore: 3.1%
12,000	United Overseas Bank Ltd.	192,797
South Korea: 7.0%
3,620	KT&G Corp	225,137
490	POSCO	212,954
		438,091
Taiwan: 25.8%
155,394	Compal Electronics, Inc.	190,927
73,400	Depo Auto Parts Ind Co., Ltd.	184,460
9,385	HTC Corp.	320,596
163,814	Lite-On Technology Corp.	216,755
47,000	Novatek Microelectronics Corp. Ltd.	151,931
21,000	St Shine Optical Co., Ltd.	319,189
95,000	Taiwan Semiconductor Manufacturing Co., Ltd.	240,452
		1,624,310

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.6% (Continued)	Value
Thailand: 16.0%
151,400	Delta Electronics Thai PCL/Foreign	$122,204
80,200	Glow Energy PCL/Foreign	130,863
40,900	PTT Chemical PCL/Foreign	196,311
25,100	PTT PCL/Foreign	274,532
152,100	Thai Plastic & Chemical PCL/Foreign	147,514
760,600	Thai Tap Water Supply PCL/Foreign	136,297
		1,007,721
	Total Common Stocks (cost $5,022,500)	6,272,336
	Total Investments in Securities (cost $5,022,500): 99.6%	6,272,336
	Other Assets less Liabilities: 0.4%	26,701
	Net Assets: 100%	$6,299,037

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2011

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	-4.33%	21.59%	6.92%	14.80%	12.80%
Benchmark Indexes:
Hang Seng Composite	-0.18%	16.54%	4.20%	11.23%	7.58%
Hang Seng	-0.83%	14.59%	3.71%	10.00%	9.17%
S&P 500	6.01%	30.68%	3.34%	2.94%	2.72%

The Fund's gross expense ratio is 1.48% per the Summary Prospectus dated May 1, 2011. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2012. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

The portfolio has had a mixed first half of the year relative to the market and so far this year is 4.15% behind the Hang Seng Composite Index. However, the Fund remains ahead over three, five and ten years.

The strongest performing sectors during the first quarter of the year were building materials, Chinese banks and oil companies. The weakest stocks were the insurance companies. There were also key differences in performance in stocks within sectors. For example, in telecoms, China Mobile was a significant under-performer, while China Unicom was one of the best performers on expectations surrounding 3G. In the coal sector, Yanzhou Coal and China Shenhua Energy were two of the best, while China Coal was one of the worst performers over the period. Even amongst Hong Kong conglomerates there was a wide dispersion, with Citic Pacific and Hutchison Whampoa amongst the best and Swire Pacific amongst the weakest.

The macro environment explains goes some way to explaining this. Upheaval in the Middle East and North Africa and an earthquake, tsunami and nuclear crisis in Japan were all wholly unexpected events. In the financial markets, there was continued uncertainty about US policy toward quantitative easing and its aftermath, while the debt crisis in the Eurozone rumbles on, with first Greece, then Ireland and Portugal, requiring bail-out funding. In China, the two dominating economic issues were firstly, the continuing efforts to restrain liquidity and to control prices in order to dampen inflation, and secondly, the twelfth five-year plan to boost the consumer side of the domestic economy.

The impact of the Middle East crisis was most keenly felt through the spike in oil prices. China imports half its oil requirement and half of that comes from the Middle East, used primarily in transportation and the manufacture of petrochemical-related products. It is still too early to gauge fully the impact of the Japanese earthquake, but it appears that Sino-Japanese joint venture companies in China have not suffered. There was an immediate impact in the spot coal price, as Japan needs to increase imports of coal, from what is already a very tight market, to make up the power shortfall from the crippled nuclear plant at Fukushima.

During the second quarter, the best performing stocks were Dongfang Electric, Kunlun Energy and Yanzhou Coal, which are related to the power sector; and SOHO China. Tencent and VTech (the electronic learning-aid maker) also made positive

CHINA & HONG KONG FUND

contributions. The biggest drags on performance came from exposure to solar equipment manufacturers Trina, Renesola and JA Solar. Midland Holdings fell as a result of Hong Kong's efforts to cool its property market, while the Internet search and gaming company, Sohu.com, also fell back after reporting widely anticipated good results. The Fund's performance relative to its benchmark was also dragged down by weak performance from oil companies CNOOC and Petrochina. At the same time, the cement sector, to which the Fund has no direct exposure, performed very strongly.

The uncertain global macro environment, coupled with specific concerns about Chinese inflation and local government indebtedness, have made investors more wary of Chinese stocks. Domestic Chinese stock markets have also been weak, although this is more a function of tighter short term liquidity, to which these markets are highly correlated. The recent rising inflation numbers have spooked a number of observers, with consumer prices in June up 6.4% year on year. However, it is worth noting that a significant part of this inflation (approximately 1.5% in fact) is attributable to pork prices, which have risen in response to a supply shortage that is now beginning to ease.

Recent data announcements give encouraging signs, in our view, in spite of the stock market's response. Second quarter GDP grew at 9.50% while the purchasing managers' index, although slowing, still indicated expansion. July's reading had been expected to show a contraction, and the fact that it did not should help ease the fears of some about a possible hard landing. Money supply growth is now where the Chinese government wants it to be.

2.  Portfolio Position

The portfolio's positioning remains focused on growth in the Chinese domestic economy, with particular emphasis on the emerging trend of increasing middle-class consumption. We aim to benefit from this through investment in the upstream energy, materials and industrials stocks, which are helping to build the consumer economy. This is in preference to direct exposure to Chinese consumer names, as these are in many cases fully valued, in our view.

There were only two changes to the portfolio in the first quarter. We removed a Chinese designer, manufacturer and retailer of clothing due to disappointing results in its European operations, and due to its new growth plan of focusing on low-priced goods in China. The new business is likely to be lower margin than its existing operations, and this could impair the firm's future return on assets. The other change has been a switch from one China A-share exchange-traded fund (ETF), which is used as a access product to the domestic A share market, to another ETF that gives broader exposure and, we believe, a better match to the market.

The second quarter was also relatively quiet, in line with our strategy of buying and holding stocks with fundamental value. There was only one stock removed from the portfolio, which was a Chinese designer and manufacturer of wind turbines. This had been a beneficiary of growth in new installations of wind farms in Inner Mongolia, but the outlook for the sector as a whole has deteriorated in recent months. This was partly due to cost pressures, but was also as a result of a dispute between the wind farms and the state power grid, which slowed down the orders of new wind turbines.

3.  Outlook

We expect that China's domestic operating environment will look better in the second half of the year than in the first, primarily because the anticipated tightening measures are expected to have run their course. It is already apparent that the measures to restrain liquidity are biting. It is possible that there will be a further rise in interest rates, but this is less about tightening and more about protecting savers from the effects of inflation.

China's determination to strengthen the domestic consumer economy is taking on much clearer direction from previous mere statements of intent. The proposed housing construction program is already underway and marks a significant step up in efforts to redistribute wealth (which in essence is what this is), to unlock savings as well as having the more immediate goal of controlling real estate prices. We view this as a significant attempt to boost consumption spending in the same way that private homeownership boosted consumer spending in the eastern provinces from 2000.

The Fund's strategy therefore remains focused on China's domestic growth policy by selecting stocks that we believe offer value, good returns on investment and have both earnings and price momentum.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization-weighted index that is comprised of the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Hang Seng Composite Index commenced operations on January 3, 2000 and therefore does not have returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market, whose aggregate market capitalization accounts for about 70% of the total market capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2011
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	39
Portfolio Turnover:	3.0%
% of Stocks in Top 10:	41.8%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
Weichai Power Co Ltd - H Shares	5.5%	Jiangxi Copper Co Ltd - H Shares	3.8%
Yanzhou Coal Mining Co Ltd - H Shares	5.3%	Kunlun Energy Co Ltd	3.8%
Soho China Ltd	4.7%	PetroChina Co Ltd - H Shares	3.6%
CNOOC Ltd	4.3%	Dongfeng Motor Group Co Ltd - H Shares	3.5%
Dongfang Electric Corp Ltd - H Shares	3.9%	Tencent Holdings Ltd	3.4%
Sector Breakdown (% of net assets)
Commercial Banks	13.3%	Exchange Traded Funds (ETFs)	2.9%
Oil - Exploration & Production	8.1%	Building Products	2.6%
Coal	6.8%	Cellular Telecommunications	2.6%
Auto - Cars/Light Trucks	6.0%	Airlines	2.5%
Energy - Alternate Sources	5.7%	Chemicals - Other	2.5%
Auto/Truck Parts & Equipment	5.5%	Gas - Distribution	2.4%
Real Estate	4.7%	Computers	2.2%
Web Portals/ISP	4.5%	Distribution/Wholesale	2.0%
Power Conversion/Supply Equipment	3.9%	Real Estate Management/Service	2.0%
Metal - Copper	3.8%	Steel - Producers	1.4%
Oil - Integrated	3.6%	Public Thoroughfares	1.3%
Internet Application Software	3.4%	Machinery - General Industries	0.8%
Transportation - Marine	2.9%	Retail - Apparel	0.1%
Telecommunication Equipment	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2011 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 100.4%	Value
Airlines: 2.5%
2,312,000	Cathay Pacific Airways Ltd.	$5,389,375
Auto/Truck Parts & Equipment: 5.5%
1,980,600	Weichai Power Co., Ltd. - H Shares	11,656,349
Auto – Cars/Light Trucks: 6.0%
3,878,000	Dongfeng Motor Group Co., Ltd. - H Shares	7,392,111
4,463,078	Guangzhou Automobile Group Co. Ltd. - H Shares	5,465,485
		12,857,596
Building Products: 2.6%
6,705,000	China Liansu Group Holdings Ltd.*	5,502,434
Cellular Telecommunications: 2.6%
601,000	China Mobile Ltd.	5,592,307
Chemicals – Other: 2.5%
1,142,000	Kingboard Chemical Holdings Ltd.	5,316,591
Coal: 6.8%
2,390,000	China Coal Energy Co. - H Shares	3,239,962
2,928,200	Yanzhou Coal Mining Co., Ltd. - H Shares	11,233,352
		14,473,314
Commercial Banks: 13.3%
2,181,000	BOC Hong Kong Holdings Ltd.	6,346,951
7,358,670	China Construction Bank Corp. - H Shares	6,124,792
216,481	Dah Sing Financial Holdings Ltd.	1,109,265
597,891	HSBC Holdings PLC	5,946,145
8,569,330	Industrial & Commercial Bank of China - H Shares	6,561,480
190,400	Wing Hang Bank Ltd.	2,086,372
		28,175,005
Computers: 2.2%
7,938,000	Lenovo Group Ltd.	4,560,475
Distribution/Wholesale: 2.0%
2,623,000	Digital China Holdings Ltd.	4,269,309
Energy – Alternate Sources: 5.7%
755,000	JA Solar Holdings Co. Ltd. - ADR*	4,190,250
460,800	Renesola Ltd. - ADR*	2,405,376
241,500	Trina Solar Ltd. - ADR*	5,414,430
		12,010,056
Exchange Traded Funds (ETFs): 2.9%
5,945,600	db x-trackers - CSI300 INDEX ETF - 2D*	6,121,762

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.4% (Continued)	Value
Gas – Distribution: 2.4%
994,000	Beijing Enterprises Holdings Ltd.	$5,199,894
Internet Application Software: 3.4%
263,000	Tencent Holdings Ltd.	7,212,983
Machinery – General Industries: 0.8%
3,510,000	Chen Hsong Holdings†	1,803,270
Metal – Copper: 3.8%
2,406,000	Jiangxi Copper Co., Ltd. - H Shares	8,069,786
Oil – Integrated: 3.6%
5,234,000	PetroChina Co., Ltd. - H Shares	7,654,230
Oil – Exploration & Production: 8.1%
3,913,000	CNOOC Ltd.	9,192,764
4,676,000	Kunlun Energy Co., Ltd.	8,066,260
		17,259,024
Power Conversion/Supply Equipment: 3.9%
2,219,000	Dongfang Electric Corp., Ltd. - H Shares	8,261,728
Public Thoroughfares: 1.3%
4,944,000	Shenzhen Expressway Co., Ltd. - H Shares	2,814,698
Real Estate: 4.7%
11,103,000	Soho China Ltd.	9,958,616
Real Estate Management/Service: 2.0%
7,255,000	Midland Holdings Ltd.	4,259,217
Retail – Apparel: 0.1%
698,000	Glorious Sun Enterprises Ltd.	264,288
Steel – Producers: 1.4%
2,789,000	Angang Steel Co Ltd. - H Shares	3,068,048
Telecommunication Equipment: 2.9%
519,000	VTech Holdings Ltd.	6,150,578
Transportation – Marine: 2.9%
3,886,000	China Shipping Development Co., Ltd. - H Shares	3,578,267
4,294,000	Pacific Basin Shipping Ltd.	2,458,029
		6,036,296
Web Portals/ISP: 4.5%
105,040	Netease.com - ADR*	4,736,254
67,800	Sohu.com Inc.*	4,899,906
		9,636,160
	Total Common Stocks (costs $139,842,110)	213,573,389
	Total Investments in Securities (costs $139,842,110): 100.4%	213,573,389
	Liabilities in Excess of Other Assets: (0.4%)	(923,661)
	Net Assets: 100%	$212,649,728

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.8% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30th 2011

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	5 Years	Since Inception June 30, 2004
Fund	8.81%	46.74%	7.22%	18.15%
Benchmark Indexes:
MSCI World Energy	8.54%	47.11%	5.86%	12.48%
S&P 500	6.01%	30.68%	2.94%	4.21%

The Fund's gross expense ratio is 1.25% per the Summary Prospectus dated May 1, 2011. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2012. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

The Global Energy Fund in the first six months of 2011 produced a total return of 8.81%. This compares favourably to the total return of the Morgan Stanley Capital International World Energy Index of 8.54%, and was also ahead of the broad US market, which was up, as exemplified by the S&P 500 Index's total return of 6.01%.

2.  Activity

In January we sold a small research position, Insignia Energy, and in March we sold two further small research positions, Opti Canada and Falkland Oil. In April we bought one small research position in Triangle Petroleum, a US oil domestic oil producer.

In June we sold our holding in Repsol YPF, the Spanish integrated oil and gas company, following its good performance year to date, and bought two companies in its place; Carrizo Oil & Gas and Penn Virginia. Carrizo is a US-focused natural gas exploration and production company that is transitioning towards a greater proportion of its production coming from oil. Penn Virginia is also a US-focused exploration and production company, and has a significant percentage of its production coming from natural gas in East Texas, with future exploration centered on oil wells in the Mid Continent.

In June we also bought a half unit in Petrominerales, a Colombian exploration and production company with production predominantly centered in the Llanos Basin in southern Colombia.

GLOBAL ENERGY FUND

3.  Portfolio Position

The Fund at June 30, 2011 was on P/E ratios versus the S&P 500 Index at 1320.4, as set out below. (Based on S&P 500 'operating' earnings per share estimates of $49.5 for 2008, $56.9 for 2009, $83.8 for 2010 and $96.0 for 2011). This is shown in the following table:

	2007		2008		2009		2010		2011
Fund PER	10.5		9.2		19.6		12.9		10.1
S&P 500 PER	16.0		26.7		23.2		15.8		13.8
Premium (+)/Discount (-)	-34%		-66%		-16%		-18%		-27%
Average oil price (WTI) $	$72.2/	bbl	$99.9/	bbl	$61.9/	bbl	$79.5/	bbl	$98.3/	bbl (YTD)

Source: Standard and Poor's; Guinness Atkinson Asset Management Inc.

Among the better performers over the first six months of 2011 have been our US and international energy services stocks. Patterson-UTI (+47%), Unit Corp (+31%) and Halliburton (+25%) were all beneficiaries of an uptick in US onshore oil and gas activity, whilst Helix (+36%) has continued its recovery in the offshore construction market after a lean time in 2008/09. Other stocks which performed particularly well were Marathon (+44%), which announced that it was going to split the company in two to create a 'pure play' E&P and a 'pure play' refiner and which was well received by the market, and Coastal (+37%), which has enjoyed exploration success in offshore Thailand. In general, the exploration and production companies were as a group the weakest part of the portfolio, though some individual stocks such as Coastal bucked that trend.

Forest Oil (-30%) suffered from poor drilling results, whilst JKX (-13%) was knocked back by a tax hike in the Ukraine and weak operations. Our one position in the solar sector has also been weak as uncertainty over demand in Europe for solar modules has dampened the outlook for solar manufacturers. JA Solar (-20%) has been particularly affected.

The relative weakness of the exploration and production sector in the first half of 2011 is somewhat surprising given the strength of the oil price over this period. The Brent oil price started the year at $94 and rose strongly to a high in April of nearly $127 before settling back to $111 at the end of June. Some of the strength in the price can be attributed to North African unrest and the consequent shortfall of production from Libya, but it is also a reflection of the continued strength of demand growth from emerging market economies. Equally important to our investment thesis at the moment is the US natural gas price which remains depressed. We continue to believe that natural gas at around $4-5 in the US is not sustainable in the medium to long term and it may be that we are seeing the early stages of reduced drilling activity from the exploration companies in reaction to the low commodity price. Coupled with robust demand for natural gas this lower supply might start to erode the excess inventory in 2011 which is what we need to bring the gas price back into its long term trading range.

The Sector and Geographic weightings of the portfolio at June 30, 2011 and December 31, 2010 were as follows:

Sector Breakdown
	June 30, 2011	Dec. 31, 2010
Integrated Oil & Gas	35.0	41.2
Oil & Gas Exploration & Production	45.3	36.9
Oil & Gas Drilling	6.4	6.3
Oil & Gas Equipment & Services	5.9	5.3
Coal & Consumable Fuels	—	—
Oil & Gas Refining & Marketing	3.4	3.5
Construction & Engineering	0.3	0.4
Solar	3.3	3.2
Cash	0.4	3.2
Total	100.0	100.0
Geographic Breakdown
	June 30, 2011	Dec. 31, 2010
US	57.7	53.5
Canada	13.6	11.8
UK	9.8	10.1
Latin America, Hong Kong & Russia	5.0	5.1
Europe	13.5	16.3
Singapore	—	—
Cash	0.4	3.2
Total	100.0	100.0

4.  Market Background

While the stalemate in Libya seems to be slowly moving in the rebels' direction, uncertainties as to timing and nature of any denouement and make up of a post Qaddafi Libya if anything increase as the months pass. Elsewhere in the Middle East continuing unrest in Syria and Yemen, jockeying for future influence in Egypt and crackdown in Bahrain are little changed. Overall, the Arab spring is mutating into a hot summer and uncertainty as regards security of Middle East and North America (MENA) oil and gas supply remains a very real worry.

The big event of recent months – the International Energy Agency (IEA) global Organization for Economic Co-operation & Development (OECD) oil inventories release of 60 million barrels – has had some short term effect in deflating the April/May oil price spike. Whilst a useful reminder that the world does have reserves for a major disruption not all commentators welcomed it. Some argued it will simply lead to smaller increases from Organization of Petroleum Exporting Countries (OPEC). Sadly it continues to be the case that how things might play out over the coming months remains difficult to forecast with any degree of certainty.

We continue to feel that while the possibility remains of a real spike in the oil price from here the balance of probability is against it. Given the global spare capacity that currently exists (4-5 million barrels per day pre-Libya crisis), our view continues that the disruption to oil supplies over the next few months can be handled by increased supply from Saudi Arabia, the UAE and Kuwait, and the most likely evolution of prices is that they trade in the $100 – $130 range before settling back to say $90 (a bit higher than

GLOBAL ENERGY FUND

our previous forecast of $85). We can now add to the picture the possibility of further OECD reserves releases if the oil price stays above $120 per barrel.

Assuming a 'no big spike' scenario and that the oil price falls back to $90, we see little demand growth effect – i.e., it will remain robust. However, we will not remain so sanguine if the oil price remained above $120. An extended period of an oil price of $125/bbl ($3.50 – $4.20 per US gallon of gasoline) should have a noticeable demand effect. While the IEA are still forecasting a growth of 1.3 m b/day, which is above the average of the last 25 years, we would expect this to be revised downwards if oil revisited the high levels from earlier this year.

On the non-OPEC supply front, the struggle to grow production continues: the forecast from the IEA is for growth in 2011 of 0.6m b/day after 1.1m b/day in 2010. The decline reflects weak project pipeline and weaker production in the Gulf of Mexico (GoM) post the Macondo spill. One interesting development to counterbalance this should be noted – the big upsurge in land-based oil rig count in the US. The resultant production this may create from stripper wells and new horizontal fracking of heavy oil deposits could be a positive to offset anaemic production elsewhere.

On the price weakening side of the argument, OECD oil inventories, (fifth-highest level of the last fourteen years) are still relatively loose. However, they will continue to tighten the longer Libya remains off-stream. The IEA release will offset this to some extent (60 million barrels offsets three months of tightening if OPEC makes up only half the Libya 1.4 million barrels/day short-fall).

In the US natural gas market, sentiment is polarized between bulls and bears. We remain in the bullish camp despite current price weakness based on a simple view that, at the current price, demand will eventually expand by a greater amount than anticipated, and supply growth will eventually be constrained by the high marginal cost of the marginal shale mcf and an overall rebalancing of supply to accommodate the current upsurge in hold by drilling activity and production of what is effectively "associated" gas in liquids rich shale beds. It is also important to remember that weather is a wild card, and, as ever, the precise timing of this turnaround remains relatively difficult to determine – rebalancing may not occur till 2012. Our working assumption for 2011 is that gas will recover to $5-6/Mcf by late 2011 and if not then in 2012.

Energy equities – now approximately 10% off their highs for the year – represent a good store of value and potential for above average returns if the oil price stabilizes around the level now sought by OPEC (say $75 – $95/ barrel vs. $79 2010 actual) and the gas price recovers. Energy equity valuations (the fund is on 2010 PER of 12.9x at June 30, 2011) are well below the broad market (S&P 500 15.8X at 1320 with $83.8 eps for 2010) (top down/bottom up average consensus).

The scenario of higher average oil (WTI) and gas (Henry Hub) prices will be further supported by better refining margins and strong Brent-WTI and UK NBP – Henry Hub differentials. The odds are high that, in this event, energy equity earnings in 2011 will exhibit good growth on 2010. The Fund, for example, is on a projected 2011 PER of 10.1X (consensus) reflecting 28% earnings growth for the companies it holds.

Lastly, it is worth repeating our comment of recent months. Energy equities are increasingly perceived as one of the better inflation hedges. And no intelligent observer can but wonder at the scale of central bank quantitative easing and the concomitant inflation risk this poses.

5.  Outlook

So where does all of this leave us?

We feel that while the possibility remains of a real spike in the oil price from here, the balance of probability is against it. The most likely evolution of prices, in our view, is that they trade in the $100 – $130 range before settling back to say $90-100 (a bit higher than our previous forecast of $75-95) when unrest in Libya is resolved. Coupled with our forecast for natural gas, we believe that in a $90 oil and $6 natural gas price world, our stocks can potentially make good profits. We also take comfort from the fact that energy equity valuations (the Fund is on 2010 PER of 12.9x at June 30, 2011) are well below the broad market (S&P 500 15.8X at 1,320 based on consensus $83.8 eps).

Overall, the Fund continues to seek to be well-placed to benefit from the commodity price environment described above and to give investors exposure to long-run rising oil and natural gas prices.

Tim Guinness	20 July 2011

Tom Nelson, Ian Mortimer, Will Riley

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

PER or P/E – Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2011
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	42
Portfolio Turnover:	8.7%
% of Stocks in Top 10:	34.4%
Fund Managers:
Timothy W. N. Guinness
Ian Mortimer, Tom Nelson
Will Riley

Top 10 Holdings (% of net assets)		Sector Breakdown (% of net assets)
Unit Corp	3.5%	Oil & Gas - Exploration & Production	42.1%
Bill Barrett Corp	3.5%	Oil & Gas - Integrated	38.2%
Halliburton Co	3.5%	Oil & Gas - Drilling	6.4%
Noble Energy Inc	3.5%	Oil & Gas - Field Services	6.1%
ENI SpA	3.4%	Oil Refining & Marketing	3.4%
OMV AG	3.4%	Energy - Alternate Sources	3.3%
Nexen Inc	3.4%	Machinery - General Industries	0.1%
Newfield Exploration Co	3.4%
Valero Energy Corp	3.4%
Total SA	3.4%

SCHEDULE OF INVESTMENTS
at June 30, 2011 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.6%	Value
Energy – Alternate Source: 3.3%
557,100	JA Solar Holdings Co. Ltd. - ADR*	$3,091,905
149,600	Trina Solar Ltd. - ADR*	3,354,032
		6,445,937
Machinery – General Industries: 0.1%
91,478	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	93,990
Oil & Gas – Drilling: 6.4%
143,770	Patterson-UTI Energy, Inc.	4,544,570
14,930	Transocean Ltd.*	963,881
112,197	Unit Corp.*	6,836,163
		12,344,614
Oil & Gas – Exploration & Production: 42.1%
1,184,800	Afren PLC*	3,002,551
52,709	Apache Corp.	6,503,764
146,018	Bill Barrett Corp.*	6,767,934
154,800	Canadian Natural Resources Ltd.	6,489,257
84,200	Carrizo Oil & Gas Inc.*	3,515,350
215,500	Chesapeake Energy Corp.	6,398,195
434,710	Coastal Energy Co.*†	3,637,420
80,600	Devon Energy Corp.	6,352,086
368,450	Dragon Oil PLC*	3,089,783
118,200	Forest Oil Corp.*	3,157,122
669,230	JKX Oil & Gas PLC†	2,846,325
96,486	Newfield Exploration Co.*	6,562,978
292,721	Nexen, Inc.	6,598,325
74,635	Noble Energy Inc.	6,689,535
224,000	Pantheon Resources PLC*	76,396
212,000	Penn Virginia Corp.	2,800,520
109,500	Petrominerales Ltd.	3,214,210
514,100	SOCO International PLC*	2,939,034
80,000	Triangle Petroleum Corp.*	516,800
362,740	WesternZagros Resources Ltd.*	233,189
		81,390,773
Oil & Gas – Field Services: 6.1%
131,900	Halliburton Co.	6,726,900
275,780	Helix Energy Solutions Group, Inc.*	4,566,917
84,900	Kentz Corp Ltd.	594,778
		11,888,595

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.6% (Continued)	Value
Oil & Gas – Integrated: 38.2%
880,185	BP PLC	$6,479,157
63,400	Chevron Corp.	6,520,056
85,928	ConocoPhillips	6,460,926
280,300	ENI SpA	6,644,966
213,400	Gazprom OAO - ADR	3,125,575
84,743	Hess Corp.	6,335,387
119,900	Marathon Oil Corp.	6,316,332
151,308	OMV AG	6,610,043
4,428,000	PetroChina Co., Ltd. - H Shares	6,475,531
249,050	Statoil ASA	6,305,706
159,076	Suncor Energy, Inc.	6,234,717
113,100	Total SA	6,540,834
		74,049,230
Oil Refining & Marketing: 3.4%
255,899	Valero Energy Corp.	6,543,337
	Total Common Stocks (cost $165,429,297)	192,756,477
	Total Investments in Securities (cost $165,429,297): 99.6%	192,756,477
	Other Assets less Liabilities: 0.4%	814,008
	Net Assets: 100%	$193,570,485

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 3.4% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2011

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	2.84%	34.11%	4.61%	5.40%	3.09%
Benchmark Indexes:
S&P 500	6.01%	30.68%	3.34%	2.94%	2.72%
NASDAQ Composite	5.01%	32.86%	7.63%	5.97%	3.28%

The Fund's gross expense ratio is 1.47% per the Summary Prospectus dated May 1, 2011. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2012. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, total returns would have been lower.

The Global Innovators Fund in the first six months of 2011 produced a return of 2.84%.

The year started strongly with equity markets continuing the rally that started in June 2010. Indeed over the last 12 months the S&P 500 is up 30.68% with the Fund outperforming – up 34.11%. US economic data looked to be improving, with a particularly rapid reduction in unemployment in January to 9.0% from 9.4% in December. Unemployment figures continued to fall again in February and March, finishing the first quarter at 8.8%. However, unemployment began to rise again in the second quarter to finish in June at 9.2%. The Japanese earthquake caused a shock reduction in Japanese gross domestic product (GDP) growth, as factories were destroyed and electricity supply had to be re-established. The resulting supply chain disruption to the global economy was clearly felt. Meanwhile the sovereign debt crisis in Europe continued to concern investors. As soon as a deal had been agreed to bail out Greece, the focus of concern spread to other peripheral European countries. Given this macroeconomic backdrop it was not surprising to see only modest gains in the first six months of 2011.

2.  Activity

We made two changes to the portfolio during the period.

In February we sold our position in Garmin and bought Intel. We concluded that Garmin was likely to struggle to continue to grow, earnings having been left behind in adapting their business model to the emerging trend of satellite navigation on smart phones. Sales and earnings are declining year-on-year and the P/E multiple of 15x did not reflect this in our view. Intel looked cheap on numerous metrics in absolute terms and relative to its historical valuations. It has significant cash on its balance sheet and has a long history of returning cash to shareholders through dividends and share buybacks. Whilst we generally prefer to invest in companies with a smaller market cap, we found the valuation too attractive to ignore.

In March we sold our position in Netflix and bought Apple. We originally bought Netflix in May 2007 for $23 and sold it for $239. Whilst we continue to like the company, the valuation had become very challenging. The stock was trading on a P/E of 50x 2011 earnings. We became concerned about the lack of economies of scale for them moving into new international markets and the relatively high setup costs. We also believe the threat of new entrants is not insignificant and, if a new entrant was successful,

GLOBAL INNOVATORS FUND

Netflix's margins would likely fall dramatically. While Netflix could also be a candidate for a takeover, we concluded that the market valuation was many times higher than the value of their subscriber base, and the risk/reward of the position became too high. We bought Apple, which was trading on a P/E of 14x 2011. We still believe Apple has a good growth story ahead of it. Shipments of iPads continue to grow, yet penetration into the business segment is relatively low. However, 80 of the Fortune 100 are currently trialling iPads and therefore there is plenty of scope for continued growth in domestic sales. Another exciting growth opportunity for Apple is in China and Asia, where current penetration is very low yet sales growth is rapid. The Chinese demand for top end brands will likely translate into strong demand for Apple's products.

3.  Portfolio Position

The portfolio on the June 30, 2011, by our calculations, had a PER of 12.4X (2011) versus the S&P 500 at 13.2x (2011). Furthermore the stocks held by the portfolio were at that date on average 66% undervalued (i.e. 66% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

As of June 30, 2011, 47.3% of the portfolio is invested in the IT sector, which increased compared to December 31, 2010, due to the purchase of Apple and Intel. Our exposure to the Consumer Discretionary sector fell to 11.2% from 17.4% as of December 31, 2010 due to the sale of Garmin and Netflix.

Sector Breakdown (% of investments)
	June 30, 2011	Dec. 31, 2010
Consumer Discretionary	11.2%	17.4%
Energy	3.7%	3.6%
Financials	17.2%	17.2%
Health Care	3.7%	3.4%
Industrials	11.4%	10.8%
Information Technology	47.3%	41.9%
Telecommunication Services	5.5%	5.7%

4.  Outlook

Our outlook for the remainder of the year is somewhat cautious. Generally speaking, companies represented in the portfolio are in good shape, with strong earnings, healthy balances sheets, reasonable levels of debt and large cash positions. However, there remains uncertainty surrounding how western economies will tackle high levels of sovereign debt. Clearly the most complex situation is that of the Euro member countries, where a number of peripheral European countries are relying on bailouts from stronger economies in the EU. Effective resolutions to the European sovereign debt crisis are few and far between and there are only really two options: either highly indebted countries leave the Euro, which potentially leads to the break-up of the Euro entirely, or the EU will have to agree to some kind of fiscal union. Either way, it appears likely that further austerity measures will have to be put in place across EU countries, putting current estimates of GDP growth at risk. Whilst this uncertainty remains, corporations are unlikely to spend their large cash piles, thereby taking away a significant potential contributor to economic growth.

To mitigate this, our focus is on quality innovative companies that are well positioned to weather economic fluctuations. We like companies that have shown the ability to consistently earn high levels of return on capital over a prolonged period.

Tim Guinness

Matthew Page

Ian Mortimer  August 2011

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2011
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	31
Portfolio Turnover:	18.3%
% of Stocks in Top 10:	38.8%
Fund Managers:
Timothy W. N. Guinness
Matthew Page

Top 10 Holdings (% of net assets)
Samsung Electronics Co Ltd GDR	4.1%	Comcast Corp - Class A	3.8%
L-3 Communications Holdings Inc	4.0%	eBay Inc	3.8%
Parametric Technology Corp	3.9%	Roper Industries Inc	3.8%
IntercontinentalExchange Inc	3.9%	Check Point Software Technologies Ltd	3.8%
State Street Corp	3.9%	Oracle Corp	3.8%
Sector Breakdown (% of net assets)
Electronics	15.0%	Internet Content - Information	3.8%
Commercial Banks	9.1%	Machinery	3.8%
Prepackaged Software	7.6%	Automobile Manufacturers	3.7%
Semiconductor	6.9%	Diversified Manufacturing Operations	3.7%
Computers	6.5%	Finance - Investment Bank/Broker	3.7%
Telecommunications	5.5%	Medical - Biomedical	3.7%
Computer Aided Design	3.9%	Wireless Equipment	3.7%
Finance - Other Services	3.9%	Oil & Gas Producers	3.6%
Cable/Satellite TV	3.8%	Retail	3.6%
E-Commerce	3.8%	Multi-line Insurance	0.3%

SCHEDULE OF INVESTMENTS
at June 30, 2011 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.6%	Value
Automobile Manufacturers: 3.7%
17,930	Honda Motor Co., Ltd. - ADR	$692,277
8,740	Toyota Motor Corp. - ADR	720,351
		1,412,628
Cable/Satellite TV: 3.8%
56,810	Comcast Corp. - Class A	1,439,565
Commercial Banks: 9.1%
27,500	Capital One Financial Corp.	1,420,925
13,785	Citigroup, Inc.*	574,007
32,354	State Street Corp.	1,458,842
		3,453,774
Computer Aided Design: 3.9%
64,590	Parametric Technology Corp.*	1,481,049
Computers: 6.5%
4,120	Apple, Inc.*	1,382,960
36,660	Research In Motion Ltd.*	1,057,641
		2,440,601
Diversified Manufacturing Operations: 3.7%
26,180	Danaher Corp.	1,387,278
E-Commerce: 3.8%
44,440	eBay, Inc.*	1,434,079
Electronics: 15.0%
62,650	Intel Corp.	1,388,324
17,110	L-3 Communications Holdings, Inc.	1,496,270
78,085	NVIDIA Corp.*	1,244,284
3,990	Samsung Electronics Co., Ltd. - GDR	1,546,524
		5,675,402
Finance – Investment Bank/Broker: 3.7%
72,100	TD Ameritrade Holding Corp.	1,406,671
Finance – Other Services: 3.9%
11,740	IntercontinentalExchange, Inc.*	1,464,095
Internet Content – Information: 3.8%
155,990	Infospace, Inc.*	1,422,629
Machinery: 3.8%
17,200	Roper Industries, Inc.	1,432,760
Medical – Biomedical: 3.7%
33,360	Gilead Sciences, Inc.*	1,381,438

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.6% (Continued)	Value
Multi-line Insurance: 0.3%
4,083	American International Group, Inc.*	$119,714
Oil & Gas Producers: 3.6%
31,150	BP PLC - ADR	1,379,634
Prepackaged Software: 7.6%
25,140	Check Point Software Technologies*	1,429,209
43,290	Oracle Corp.	1,424,674
		2,853,883
Retail: 3.6%
43,520	Best Buy Co., Inc.	1,366,963
Semiconductor: 6.9%
100,130	Applied Materials, Inc.	1,302,691
102,279	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,289,738
		2,592,429
Telecommunications: 5.5%
33,577	CenturyLink, Inc.	1,357,518
27,045	Vodafone Group PLC - ADR	722,643
		2,080,161
Wireless Equipment: 3.7%
216,422	Nokia OYJ - ADR	1,389,429
	Total Common Stocks (cost $45,930,375)	37,614,182
	WARRANTS: 0.0%
2,180	American International Group, Inc.*	22,236
	Total Warrants (cost $37,060)	22,236
	Total Investments in Securities (cost $45,967,435): 99.6%	37,636,418
	Other Assets less Liabilities: 0.3%	113,798
	Net Assets: 100%	$37,750,216

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2011 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$48,735,833	$42,487,292	$5,022,500
Investments in securities, at value	$35,115,879	$62,147,885	$6,272,336
Cash	—	2,092,243	—
Cash denominated in foreign currency (cost of $187,764, $157,437, $6,481, $517,454, $116,072, and $0, respectively)	184,077	158,234	6,477
Receivables:
Securities sold	—	—	41,613
Fund shares sold	7,704	8,731	421
Dividends and interest	97,336	190,279	26,853
Due from Advisor, net	—	—	579
Prepaid expenses	838	9,387	9,605
Total assets	35,405,834	64,606,759	6,357,884
Liabilities
Overdraft due to custodian bank	184,819	—	13,695
Payable for Fund shares redeemed	25,311	11,049	—
Due to Advisor, net	30,018	52,280	—
Accrued administration fees	967	2,352	432
Accrued shareholder servicing plan fees	10,128	8,307	780
Deferred trustees' compensation	24,391	50,835	15,239
Other accrued expenses	62,756	43,516	28,701
Total liabilities	338,390	168,339	58,847
Net Assets	$35,067,444	$64,438,420	$6,299,037
Number of shares issued and outstanding (unlimited shares authorized, no par value)	6,979,973	3,017,773	468,945
Net asset value per share	$5.02	$21.35	$13.43
Composition of Net Assets
Paid-in capital	$120,492,650	$48,781,874	$9,341,971
Undistributed net investment income (loss)	(146,360)	(120,422)	(19,947)
Accumulated net realized gain (loss) on investments and foreign currency	(71,656,303)	(3,881,921)	(4,273,206)
Net unrealized appreciation (depreciation) on:
Investments	(13,619,954)	19,660,593	1,249,836
Foreign currency	(2,589)	(1,704)	383
Net Assets	$35,067,444	$64,438,420	$6,299,037

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2011 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$139,842,110	$165,429,297	$45,967,435
Investments in securities, at value	$213,573,389	$192,756,477	$37,636,418
Cash	—	695,687	165,315
Cash denominated in foreign currency (cost of $187,764, $157,437, $6,481, $517,454, $116,072, and $0, respectively)	517,306	116,072	—
Receivables:
Securities sold	—	—	—
Fund shares sold	88,344	198,268	19,022
Dividends and interest	1,004,902	119,208	84,139
Due from Advisor, net	—	—	—
Prepaid expenses	29,460	26,420	4,121
Total assets	215,213,401	193,912,132	37,909,015
Liabilities
Overdraft due to custodian bank	1,943,985	—	—
Payable for Fund shares redeemed	183,387	125,357	15,667
Due to Advisor, net	171,429	112,971	23,343
Accrued administration fees	4,008	8,030	1,334
Accrued shareholder servicing plan fees	38,234	24,221	7,484
Deferred trustees' compensation	99,966	33,214	65,312
Other accrued expenses	122,664	37,854	45,659
Total liabilities	2,563,673	341,647	158,799
Net Assets	$212,649,728	$193,570,485	$37,750,216
Number of shares issued and outstanding (unlimited shares authorized, no par value)	5,734,722	5,981,885	1,931,906
Net asset value per share	$37.08	$32.36	$19.54
Composition of Net Assets
Paid-in capital	$130,419,744	$167,639,138	$60,544,038
Undistributed net investment income (loss)	499,134	464,138	8,821
Accumulated net realized gain (loss) on investments and foreign currency	7,999,915	(1,863,211)	(14,471,626)
Net unrealized appreciation (depreciation) on:
Investments	73,731,279	27,327,180	(8,331,017)
Foreign currency	(344)	3,240	—
Net Assets	$212,649,728	$193,570,485	$37,750,216

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2011 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Investment Income
Dividends *	$248,551	$732,273	$110,095
Total income	248,551	732,273	110,095
Expenses
Advisory fees	196,534	322,798	32,028
Shareholder servicing plan fees	35,307	59,560	5,426
Transfer agent fees and expenses	35,672	22,315	9,421
Fund accounting fee and expenses	18,348	21,307	13,885
Administration fees	7,861	12,912	1,281
Custody fees and expenses	4,959	14,876	4,959
Audit fees	8,851	12,210	8,851
Legal fees	4,935	9,401	1,484
Registration fees	12,397	9,917	7,935
Printing	10,876	6,447	2,476
Trustees' fees and expenses	6,943	9,431	6,763
Insurance	1,249	2,139	179
CCO fees and expenses	4,663	5,712	3,508
Miscellaneous	2,392	1,242	496
Total expenses	350,987	510,267	98,692
Less: Fees (waived and expenses absorbed)/recaptured	—	—	(35,276)
Interest expense	2,919	—	207
Net expenses	353,906	510,267	63,623
Net investment income (loss)	(105,355)	222,006	46,472
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(884,817)	(434,497)	11,777
Foreign currency	(24,118)	5,648	1,695
	(908,935)	(428,849)	13,472
Net unrealized appreciation (depreciation) on:
Investments	(252,553)	1,041,622	(8,192)
Foreign currency	12,048	1,180	(320)
	(240,505)	1,042,802	(8,512)
Net realized and unrealized gain (loss) on investments and foreign currency	(1,149,440)	613,953	4,960
Net increase (decrease) in net assets from operations	$(1,254,795)	$835,959	$51,432

* Net of foreign tax withheld of $22,908, $73,291, $9,746, $188,924, $207,330, and $27,229, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2011 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Dividends *	$3,301,460	$1,642,807	$372,769
Total income	3,301,460	1,642,807	372,769
Expenses
Advisory fees	1,144,024	652,344	154,491
Shareholder servicing plan fees	228,805	182,374	32,817
Transfer agent fees and expenses	120,501	44,795	32,741
Fund accounting fee and expenses	39,672	19,836	13,885
Administration fees	45,761	35,538	8,216
Custody fees and expenses	29,753	8,927	2,480
Audit fees	12,210	12,210	12,210
Legal fees	35,208	19,876	5,455
Registration fees	12,397	10,413	9,917
Printing	20,828	11,901	7,439
Trustees' fees and expenses	17,852	17,939	5,951
Insurance	9,629	3,388	1,249
CCO fees and expenses	12,645	7,772	5,319
Miscellaneous	1,983	992	742
Total expenses	1,731,268	1,028,305	292,912
Less: Fees (waived and expenses absorbed)/recaptured	—	—	9,815
Interest expense	15,980	703	486
Net expenses	1,747,248	1,029,008	303,213
Net investment income (loss)	1,554,212	613,799	69,556
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	768,832	392,861	(528,557)
Foreign currency	(3,668)	(100,334)	—
	765,164	292,527	(528,557)
Net unrealized appreciation (depreciation) on:
Investments	(12,063,151)	8,406,897	1,421,193
Foreign currency	(276)	3,979	—
	(12,063,427)	8,410,876	1,421,193
Net realized and unrealized gain (loss) on investments and foreign currency	(11,298,263)	8,703,403	892,636
Net increase (decrease) in net assets from operations	$(9,744,051)	$9,317,202	$962,192

* Net of foreign tax withheld of $22,908, $73,291, $9,746, $188,924, $207,330, and $27,229, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Six Monthes Ended June 30, 2011 *	Year Ended December 31, 2010	Six Monthes Ended June 30, 2011 *	Year Ended December 31, 2010	Six Monthes Ended June 30, 2011 *	Year Ended December 31, 2010
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(105,355)	$(399,072)	$222,006	$473,024	$46,472	$101,192
Net realized gain (loss) on:
Investments	(884,817)	(17,739,567)	(434,497)	(3,400,586)	11,777	(1,457,029)
Foreign currency	(24,118)	(39,532)	5,648	(35,618)	1,695	(5,880)
Net change in unrealized appreciation (depreciation) on:
Investments	(252,553)	4,996,585	1,041,622	9,033,587	(8,192)	2,778,592
Foreign currency	12,048	(30,491)	1,180	(529)	(320)	472
Net increase from payments by affiliates	—	—	—	—	—	3,561
Net increase (decrease) in net assets resulting from operations	(1,254,795)	(13,212,077)	835,959	6,069,878	51,432	1,420,908
Distributions to shareholders
From net investment income	—	—	—	(572,788)	(47,065)	(110,306)
Total distributions to shareholders	—	—	—	(572,788)	(47,065)	(110,306)
Capital transactions
Proceeds from shares sold	6,790,881	10,069,297	5,306,038	12,244,448	703,835	1,996,305
Reinvestment of distributions	—	—	—	540,783	44,022	105,016
Cost of shares repurchased	(6,672,668)	(22,764,225)	(5,665,784)	(66,850,051)	(1,116,163)	(8,128,671)
Redemption fee proceeds	881	1,484	3,618	105,030	—	382
Net change in net assets from capital transactions	119,094	(12,693,444)	(356,128)	(53,959,790)	(368,306)	(6,026,968)
Total increase (decrease) in net assets	(1,135,701)	(25,905,521)	479,831	(48,462,700)	(363,939)	(4,716,366)
Net assets
Beginning of period	36,203,145	62,108,666	63,958,589	112,421,289	6,662,976	11,379,342
End of period	$35,067,444	$36,203,145	$64,438,420	$63,958,589	$6,299,037	$6,662,976
Accumulated net investment loss	$(146,360)	$(41,005)	$(120,422)	$(342,428)	$(19,947)	$(19,354)
Capital share activity
Shares sold	1,172,858	1,762,736	245,457	649,753	52,318	171,120
Shares issued on reinvestment	—	—	—	25,789	3,313	8,752
Shares redeemed	(1,190,649)	(4,151,347)	(266,851)	(4,013,480)	(83,688)	(714,792)
Net increase (decrease) in shares outstanding	(17,791)	(2,388,611)	(21,394)	(3,337,938)	(28,057)	(534,920)

* Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Six Monthes Ended June 30, 2011 *	Year Ended December 31, 2010	Six Monthes Ended June 30, 2011 *	Year Ended December 31, 2010	Six Monthes Ended June 30, 2011 *	Year Ended December 31, 2010
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$1,554,212	$1,516,885	$613,799	$436,276	$69,556	$(85,738)
Net realized gain (loss) on:
Investments	768,832	17,407,381	392,861	186,740	(528,557)	5,222,171
Foreign currency	(3,668)	(4,720)	(100,334)	(1,507)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(12,063,151)	14,274,255	8,406,897	13,497,952	1,421,193	116,014
Foreign currency	(276)	(34)	3,979	(1,168)	—	—
Net increase (decrease) in net assets resulting from operations	(9,744,051)	33,193,767	9,317,202	14,118,293	962,192	5,252,447
Distributions to shareholders
From net investment income	—	(2,299,441)	—	(464,191)	—	—
From net realized gain	—	(8,282,049)	—	—	—	—
Total distributions to shareholders	—	(10,581,490)	—	(464,191)	—	—
Capital transactions
Proceeds from shares sold	15,150,235	103,705,262	95,070,549	73,188,752	5,768,759	6,300,056
Reinvestment of distributions	—	10,337,379	—	442,902	—	—
Cost of shares repurchased	(35,560,342)	(134,963,967)	(28,890,173)	(44,649,340)	(7,133,544)	(10,124,500)
Redemption fee proceeds	2,356	150,436	46,695	29,907	2,434	1,448
Net change in net assets from capital transactions	(20,407,751)	(20,770,890)	66,227,071	29,012,221	(1,362,351)	(3,822,996)
Total increase (decrease) in net assets	(30,151,802)	1,841,387	75,544,273	42,666,323	(400,159)	1,429,451
Net assets
Beginning of period	242,801,530	240,960,143	118,026,212	75,359,889	38,150,375	36,720,924
End of period	$212,649,728	$242,801,530	$193,570,485	$118,026,212	$37,750,216	$38,150,375
Accumulated net investment income (loss)	$499,134	$(1,055,078)	$464,138	$(149,661)	$8,821	$(60,735)
Capital share activity
Shares sold	391,548	2,718,470	2,906,119	2,813,420	284,937	365,615
Shares issued on reinvestment	—	267,461	—	14,938	—	—
Shares redeemed	(920,367)	(3,581,923)	(893,364)	(1,802,936)	(361,069)	(618,199)
Net increase (decrease) in shares outstanding	(528,819)	(595,992)	2,012,755	1,025,422	(76,132)	(252,584)

* Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,				March 31, 2006(1) Through
Alternative Energy Fund	June 30, 2011*		2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$5.17		$6.62	$5.14	$16.25	$11.47	$12.50
Income from investment operations:
Net investment income (loss)	(0.02)		(0.05)	(0.05)	(0.10)	(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		(1.40)	1.77	(10.64)	4.93	(0.93)
Total from investment operations	(0.15)		(1.45)	1.72	(10.74)	4.88	(1.04)
Less distributions:
From net investment income	—		—	—	(0.01)	—	—
From net realized gain	—		—	—	(0.37)	(0.11)	—
Return of capital	—		—	(0.24)	—	—	—
Total distributions	—		—	(0.24)	(0.38)	(0.11)	—
Redemption fee proceeds	—	(2)	— (2)	— (2)	0.01	0.01	0.01
Net asset value, end of period	$5.02		$5.17	$6.62	$5.14	$16.25	$11.47
Total return	(2.90	)%(3)	(21.90)%	33.42%	(66.05)%	42.68%	(8.24	)%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$35.1		$36.2	$62.1	$47.1	$161.7	$15.7
Ratio of expenses to average net assets:
Before fee waived	1.80	%(4)	1.76%	1.85%	1.69%	1.64%	2.60	%(4)
After fees waived	1.80	%(4)	1.76%	1.85%	1.69%	1.64%	1.98	%(4)
After fees waived excluding interest expense(5)	1.79	%(4)	1.73%	1.85%	1.67%	1.62%	1.97	%(4)
Ratio of net investment loss to average net assets:
Before fees waived	(0.54	)%(4)	(0.86)%	(0.98)%	(0.80)%	(0.90)%	(2.18	)%(4)
After fees waived	(0.54	)%(4)	(0.86)%	(0.98)%	(0.80)%	(0.90)%	(1.56	)%(4)
Portfolio turnover rate	22.43	%(3)	24.74%	47.10%	94.76%	47.41%	21.71	%(3)

*  Unaudited

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2011*		2010	2009	2008	2007	2006
Net asset value, beginning of period	$21.04		$17.63	$9.52	$23.96	$16.60	$12.38
Income from investment operations:
Net investment income	0.07		0.12	0.06 (1)	0.55	0.27	0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.24		3.45	8.13	(14.30)	7.35	4.18
Total from investment operations	0.31		3.57	8.19	(13.75)	7.62	4.42
Less distributions:
From net investment income	—		(0.19)	(0.08)	(0.69)	(0.28)	(0.24)
Total distributions	—		(0.19)	(0.08)	(0.69)	(0.28)	(0.24)
Redemption fee proceeds	—	(2)	0.03	— (2)	— (2)	0.02	0.04
Net asset value, end of period	$21.35		$21.04	$17.63	$9.52	$23.96	$16.60
Total return	1.47	%(3)	20.43%	86.05%	(57.38)%	46.00%	36.15%
Ratios/supplemental data:
Net assets, end of period (millions)	$64.4		$64.4	$112.4	$21.8	$78.2	$49.3
Ratio of expenses to average net assets:
Before fees waived	1.58	%(4)	1.67%	1.68%	1.75%	1.69%	1.84%
After fees waived	1.58	%(4)	1.67%	1.68%	1.75%	1.69%	1.84%
After fees waived excluding interest expense(5)	1.58	%(4)	1.65%	1.68%	1.70%	1.63%	1.81%
Ratio of net investment income to average net assets:
Before fees waived	0.69	%(4)	0.77%	0.73%	2.55%	1.34%	1.48%
After fees waived	0.69	%(4)	0.77%	0.73%	2.55%	1.34%	1.48%
Portfolio turnover rate	2.42	%(3)	25.44%	31.35%	28.89%	31.17%	95.68%

*  Unaudited

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,				March 31, 2006(1) Through
Asia Pacific Dividend Fund	June 30, 2011*		2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$13.41		$11.03	$7.00	$16.75	$13.56	$12.50
Income from investment operations:
Net investment income	0.09		0.17	0.18 (2)	0.75	0.24	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.03		2.41	4.32	(9.22)	3.32	1.03
Total from investment operations	0.12		2.58	4.50	(8.47)	3.56	1.28
Less distributions:
From net investment income	(0.10)		(0.20)	(0.18)	(0.51)	(0.27)	(0.23)
From net realized gain	—		—	—	(0.78)	(0.11)	—
Return of capital	—		—	(0.29)	—	—	—
Total distributions	(0.10)		(0.20)	(0.47)	(1.29)	(0.38)	(0.23)
Redemption fee proceeds	—		— (3)	— (3)	0.01	0.01	0.01
Net asset value, end of period	$13.43		$13.41	$11.03	$7.00	$16.75	$13.56
Total return	0.90	%(4)	23.65%	64.84%	(51.74)%	26.30%	10.59	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$6.3		$6.7	$11.4	$5.3	$31.8	$1.1
Ratio of expenses to average net assets:
Before fees waived	3.09	%(5)	2.92%	2.93%	2.33%	2.09%	17.86	%(5)
After fees waived	1.99	%(5)	2.01%	1.98%	2.10%	1.98%	1.98	%(5)
After fees waived excluding interest expense(6)	1.98	%(5)	1.98%	1.98%	1.98%	1.92%	1.96	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.35	%(5)	0.38%	1.23%	3.71%	2.14%	(13.02	)%(5)
After fees waived	1.45	%(5)	1.29%	2.18%	3.94%	2.25%	2.86	%(5)
Portfolio turnover rate	5.34	%(4)	27.20%	26.03%	48.02%	40.38%	34.12	%(4)

*  Unaudited

(1)  Commencement of Operations.

(2)  Based on average shares outstanding during the period.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2011*		2010	2009	2008	2007	2006
Net asset value, beginning of period	$38.76		$35.13	$18.98	$43.02	$26.48	$18.97
Income from investment operations:
Net investment income	0.26		0.27	0.15	0.68	0.28	0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(1.94)		5.10	17.44	(24.13)	16.91	7.09
Total from investment operations	(1.68)		5.37	17.59	(23.45)	17.19	7.52
Less distributions:
From net investment income	—		(0.38)	(0.34)	(0.53)	(0.59)	(0.01)
From net realized gain	—		(1.38)	(1.11)	(0.07)	(0.10)	—
Total distributions	—		(1.76)	(1.45)	(0.60)	(0.69)	(0.01)
Redemption fee proceeds	—	(1)	0.02	0.01	0.01	0.04	— (1)
Net asset value, end of period	$37.08		$38.76	$35.13	$18.98	$43.02	$26.48
Total return	(4.33	)%(2)	15.38%	92.76%	(54.47)%	65.06%	39.65%
Ratios/supplemental data:
Net assets, end of period (millions)	$212.6		$242.8	$241.0	$123.3	$293.2	$143.0
Ratio of expenses to average net assets
Before fees waived	1.53	%(3)	1.48%	1.58%	1.52%	1.44%	1.59%
After fees waived	1.53	%(3)	1.48%	1.58%	1.52%	1.44%	1.59%
After fees waived excluding interest expense(4)	1.51	%(3)	1.47%	1.58%	1.51%	1.44%	1.59%
Ratio of net investment income to average net assets	1.36	%(3)	0.62%	0.62%	2.22%	1.17%	2.01%
Portfolio turnover rate	3.03	%(2)	32.35%	7.87%	26.62%	10.00%	64.81%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2011*		2010	2009	2008	2007	2006
Net asset value, beginning of period	$29.74		$25.60	$15.68	$31.86	$25.54	$24.62
Income from investment operations:
Net investment income	0.11		0.12	0.11	0.22	0.05	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.50		4.13	9.80	(15.71)	9.50	2.44
Total from investment operations	2.60		4.25	9.91	(15.49)	9.55	2.45
Less distributions:
From net investment income	—		(0.12)	—	—	(0.27)	(0.21)
From net realized gain	—		—	—	(0.70)	(2.96)	(1.34)
Total distributions	—		(0.12)	—	(0.70)	(3.23)	(1.55)
Redemption fee proceeds	0.01		0.01	0.01	0.01	— (1)	0.02
Net asset value, end of period	$32.36		$29.74	$25.60	$15.68	$31.86	$25.54
Total return	8.81	%(2)	16.63%	63.27%	(48.56)%	37.25%	9.85%
Ratios/supplemental data:
Net assets, end of period (millions)	$193.6		$118.0	$75.4	$30.2	$69.7	$65.0
Ratio of expenses to average net assets
Before fees waived	1.18	%(3)	1.25%	1.42%	1.31%	1.37%	1.45%
After fees waived	1.18	%(3)	1.25%	1.42%	1.31%	1.37%	1.45%
After fees waived excluding interest expense(4)	1.18	%(3)	1.25%	1.42%	1.30%	1.35%	1.41%
Ratio of net investment income to average net assets	0.71	%(3)	0.46%	0.82%	0.76%	0.22%	0.04%
Portfolio turnover rate	8.69	%(2)	42.08%	51.74%	74.90%	31.13%	47.22%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2011*		2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.00		$16.24	$11.21	$21.68	$17.98	$15.14
Income from investment operations:
Net investment income (loss)	0.03		(0.05)	(0.01)	0.62	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.51		2.81	5.08	(10.48)	3.72	2.83
Total from investment operations	0.54		2.76	5.07	(9.86)	3.80	2.84
Less distributions:
From net investment income	—		—	—	(0.61)	(0.11)	—
Return of capital	—		—	(0.04)	—	—	—
Total distributions	—		—	(0.04)	(0.61)	(0.11)	—
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	0.01	— (1)
Net asset value, end of period	$19.54		$19.00	$16.24	$11.21	$21.68	$17.98
Total return	2.84	%(2)	17.00%	45.20%	(45.42)%	21.17%	18.76%
Ratios/supplemental data:
Net assets, end of period (millions)	$37.8		$38.2	$36.7	$29.6	$72.8	$39.3
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.43	%(3)	1.47%	1.68%	1.40%	1.44%	1.64%
After fees waived/recaptured	1.48	%(3)	1.55%	1.56%	1.40%	1.44%	1.55%
After fees waived/recapture excluding interest expense(4)	1.48	%(3)	1.55%	1.55%	1.39%	1.43%	1.53%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.39	%(3)	(0.16)%	(0.20)%	3.07%	0.49%	0.00%
After fees waived/recaptured	0.34	%(3)	(0.24)%	(0.07)%	3.07%	0.49%	0.09%
Portfolio turnover rate	18.34	%(2)	56.97%	50.54%	36.49%	25.54%	36.53%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers seven separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-tern capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

H.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

I.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 through 2010,or expected to be taken in the Funds' 2011 tax returns. The Funds' identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which there are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2011, the Advisor waived fees and absorbed expenses of $35,276 in the Asia Pacific Dividend Fund and recaptured previously waived fees of $9,815 from the Global Innovators Fund.

At June 30, 2011, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	Total
Asia Pacific Dividend Fund	$45,959	$73,950	$71,467	$35,287	$226,663

Mutual Fund Administration Corporation (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the period ended June 30, 2011 are reported on the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months period ended June 30, 2011 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the period ended June 30, 2011 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$1,727
Asia Focus Fund	$1,387
Asia Pacific Dividend Fund	$1,763
China & Hong Kong Fund	$1,101
Global Energy Fund	$4,052
Global Innovators Fund	$3,364

The fees paid to non-interested Trustees for the six months period ended June 30, 2011 are reported on the Statements of Operations.

Certain officers of the Funds are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the six months period ended June 30, 2011 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months period ended June 30, 2011, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$9,423,060	$8,879,607
Asia Focus Fund	$1,543,806	$3,514,678
Asia Pacific Dividend Fund	$343,143	$623,073
China & Hong Kong Fund	$7,035,239	$24,609,169
Global Energy Fund	$85,323,088	$15,099,775
Global Innovators Fund	$7,498,140	$8,220,157

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the period ended June 30, 2011.

Note 6

Fair Value Measurements and Disclosures

The Funds utilize various inputs in determining the value of its investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2011, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund
Assets Table	Level 1	Level 2	Level 3		Total
Investments, at Value
Common Stocks[1]:
Energy	$8,393,936	$3,531,262	$—		$11,925,198
Industrial	14,003,082	1,233,150	—		15,236,232
Technology	3,069,065	—	—	(a)	3,069,065
Utilities	3,411,878	1,473,506	—		4,885,384
Total Investments, at Value	28,877,961	6,237,918	—		35,115,879
Other Financial Instruments*	—	—	—		—
Total Assets	$28,877,961	$6,237,918	$—	(a)	$35,115,879

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Alternative Energy Fund	Investments, at Value		Other Financial Instruments
Balance as of 12/31/10	$—	(a)	$—
Realized gain (loss)	—		—
Change in unrealized appreciation (depreciation)	—		—
Net purchases (sales)	—		—
Transfers in and/or out of Level 3	—		—
Balance as of 06/30/11	$—	(a)	$—
Net change in unrealized appreciation/(depreciation) on Level 3 investments held as of 6/30/11+	$—

+  Included in the related amounts on the Statements of Operations.

(a)  Applied Intellectual Capital Ltd. fair valued at zero.

Asia Focus Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$1,327,701	$7,068,542	$—	$8,396,243
Communications	2,806,530	4,392,563	—	7,199,093
Consumer, Cyclical	4,216,738	3,769,023	—	7,985,761
Consumer, Non-cyclical	282,124	975,808	—	1,257,932
Energy	4,323,729	13,342,025	—	17,665,754
Exchange Traded Funds ("ETFs")	—	1,245,748	—	1,245,748
Financial	—	1,285,576	—	1,285,576
Industrial	4	6,774,362	—	6,774,366
Technology	—	8,298,667	—	8,298,667
Utilities	—	2,038,745	—	2,038,745
Total Investments, at Value	12,956,826	49,191,059	—	62,147,885
Other Financial Instruments*	—	—	—	—
Total Assets	$12,956,826	$49,191,059	$—	$62,147,885

Asia Pacific Dividend Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$212,954	$739,353	$—	$952,307
Communications	246,208	858,107	—	1,104,315
Consumer, Cyclical	161,044	184,460	—	345,504
Consumer, Non-cyclical	253,177	319,189	—	572,366
Energy	227,807	741,025	—	968,832
Financial	194,709	541,600	—	736,309
Industrial	122,204	181,503	—	303,707
Technology	—	800,065	—	800,065
Utilities	—	488,931	—	488,931
Total Investments, at Value	1,418,103	4,854,233	—	6,272,336
Other Financial Instruments*	—	—	—	—
Total Assets	$1,418,103	$4,854,233	$—	$6,272,336
China & Hong Kong Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$—	$16,454,425	$—	$16,454,425
Communications	9,636,159	18,955,868	—	28,592,027
Consumer, Cyclical	—	34,436,918	—	34,436,918
Consumer, Non-cyclical	—	2,814,698	—	2,814,698
Energy	17,258,910	31,732,338	—	48,991,248
Exchange Traded Funds ("ETFs")	—	6,121,762	—	6,121,762
Financial	—	42,392,839	—	42,392,839
Industrial	—	21,603,727	—	21,603,727
Technology	2,405,376	4,560,475	—	6,965,851
Utilities	—	5,199,894	—	5,199,894
Total Investments, at Value	29,300,445	184,272,944	—	213,573,389
Other Financial Instruments*	—	—	—	—
Total Assets	$29,300,445	$184,272,944	$—	$213,573,389

Global Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Energy	$182,891,946	$9,770,541	$—	$192,662,487
Industrial	—	93,990	—	93,990
Total Investments, at Value	182,891,946	9,864,531	—	192,756,477
Other Financial Instruments*	—	—	—	—
Total Assets	$182,891,946	$9,864,531	$—	$192,756,477
Global Innovators Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Communications	$7,765,863	$—	$—	$7,765,863
Consumer, Cyclical	2,779,591	—	—	2,779,591
Consumer, Non-cyclical	1,381,438	—	—	1,381,438
Energy	1,379,633	—	—	1,379,633
Financial	6,444,254	—	—	6,444,254
Industrial	4,316,308	—	—	4,316,308
Technology	13,547,095	—	—	13,547,095
Warrants:
Financial	22,236	—	—	22,236
Total Investments, at Value	37,636,418	—	—	37,636,418
Other Financial Instruments*	—	—	—	—
Total Assets	$37,636,418	$—	$—	$37,636,418

*  Other financial instruments are not reflected in the Schedule of Investments, such as foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the investments.

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index. Significant movements were deemed to have occurred at June 30, 2011 and therefore such securities were classified as Level 2. As a result, securities still held by the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, and Global Energy Fund were transferred from Level 1 into Level 2 with an end of period value of $3,487,352, $47,945,311, $4,529,127, $178,151,182, and $9,864,531, respectively. There were no securities transferred between Level 1 and Level 2 in the Global Innovators Fund.

Note 7

Derivatives and Hedging Transactions

FASB Accounting Standards Codification 815, Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward currency contracts during the six months ended June 30, 2011 and did not have any outstanding forward contracts as of June 30, 2011.

Note 8

Tax Matters

As of June 30, 2011, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investments for tax purposes	$48,786,809	$42,499,829	$5,110,562	$139,842,110	$167,071,163	$46,719,989
Gross tax unrealized appreciation	3,683,313	21,636,774	1,481,109	83,646,430	29,107,758	2,467,419
Gross tax unrealized (depreciation)	(17,354,243)	(1,988,718)	(319,335)	(9,915,151)	(3,422,445)	(11,550,990)
Net tax unrealized appreciation (depreciation) on investments*	$(13,670,930)	$19,648,056	$1,161,774	$73,731,279	$25,685,313	$(9,083,571)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2010, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2011	$—	$—	$—	$—	$—	$8,376,172
2012	—	—	—	—	—	4,814,343
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	—	—	—	—	—	—
2016	10,370,865	—	1,321,324	—	—	—
2017	40,204,652	—	1,115,940	—	964,672	—
2018	9,296,377	3,440,534	1,503,015	—	—	—
Total	$59,871,894	$3,440,534	$3,940,279	$—	$964,672	$13,190,515

Asia Focus had $395,317 of capital loss carryforwards which expired on December 31 2010. China & Hong Kong Fund and Global Energy utilized capital loss carryforwards of $364,169 and $193,458, respectively. Global Innovators Fund utilized capital loss carryforwards of $5,110,406 and $14,805,342 expired on December 31, 2010.

Note 9

Improving Disclosures about Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards (IFRSs). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurement and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund's financial statements.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Board Consideration of and Continuation of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 9, 2011, the Board of Trustees (the "Trustees" or the "Board") of the Trust considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund and Global Innovators Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust (the "Independent Trustees"), their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuation of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement, the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performance, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar, Inc. data regarding performance for periods ended March 31, 2011 and expense information as of March 31, 2011. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered the Advisor's continuing efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses to those of its peer group. The Trustees also considered the size of each Fund in comparison to its peers, including whether peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was slightly below the median fees charged to the three pure alternative energy mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were slightly higher than the median but within the range of expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2012; and (4) the Fund had outperformed one of two of its benchmark indices for the five-year period, but had underperformed its other benchmark and its peer group median for the one-, three- and five-year periods.

Asia Focus Fund. (1) The Fund's advisory fee was slightly above the median but within the range of fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to the Fund's relatively smaller size compared to its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2012; and (4) the Fund had outperformed its benchmark index and peer group median for the one-year period, had the same performance as its peer group median for the three- and ten-year periods, but had underperformed its peer group median for the five-year period.

Asia Pacific Dividend Fund. (1) The Fund's advisory fee was slightly above the median but within the range of fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to the Fund's small size compared to that of each of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2012; and (4) the Fund had outperformed its benchmark index and peer group median for the one-year period, but had underperformed both measures for the three- and five-year periods.

China & Hong Kong Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were below the expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2012; and (4) the Fund had underperformed its benchmark indices and peer group median for the one-year period, but had outperformed both measures for the three-, five- and ten-year periods.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar's "Equity Energy" category; (2) the Fund's total expenses were slightly higher than the median and average of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2012; and (4) the Fund had outperformed its benchmark index and peer group median for the one-, three-, and five-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar "Large Growth" category; (2) the Fund's total expenses were higher than the median and average of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2012; and (4) the Fund had underperformed its benchmark index and peer group median for the one-year period but had outperformed its peer group median for the three-, five- and ten-year periods.

With respect to each Fund, the Trustees concluded that the Advisor's willingness to limit the Fund's expense ratio through June 30, 2012 would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel, including the addition during the past year of personnel with relevant portfolio management experience to the portfolio management team. The Board concluded that the profitability of each Fund to the Adviser, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between each Fund and the Advisor was fair and reasonable and that continuance of the Agreement was in the best interests of each Fund and its shareholders.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

This page is Intentionally Left Blank

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Below is the Statement of Assets and Liabilities of the Guinness Atkinson Renminbi Yuan & Bond Fund (the “Renminbi Fund” as of June 30, 2011.  The Renminbi Fund commenced operations on June 30, 2011 and did not have any investment transactions.

Guinness Atkinson Renminbi Yuan & Bond Fund

Statement of Assets & Liabilities (unaudited)

June 30, 2011

Assets
Receivables for fund shares sold	$600,000
Total Assets	600,000
Total Liabilities	—
Total Net Assets	$600,000
Number of shares issued and outstanding (unlimited shares authorized, no par value)	48,000
Net asset value per share	$12.50

See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)

June 30, 2011

Note 1

Organization

The Guinness Atkinson Renminbi Yuan and Bond Fund (the “Fund”) is a series of Guinness Atkinson Funds (the “Trust”).  The Trust was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund began operations on June 30, 2011.  The only transaction of the Fund as of June 30, 2011 is the initial sale of shares of the Fund.  The Fund’s investment objective is total return.  Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Note 2

Significant accounting policies

A.           Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.             Indemnifications.  Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

C.             Federal Income Taxes. The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Advisor”), which provided the Fund with investment management services under an investment advisory agreement.  The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund.  The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed 0.90%.

Mutual Fund Administration Corporation (the “Administrator”) acts as the Fund’s administrator under an administration agreement.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer (“CCO”) services to the Fund.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual report.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: September 8, 2011

By	/s/Rita Dam
Name: Rita Dam
Title: Treasurer
Date: September 8, 2011